Filed with the Securities and Exchange Commission on October 17, 2019
REGISTRATION NO. 333-230983
INVESTMENT COMPANY ACT NO. 811-07325
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 1
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 174
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ___________, 2019 pursuant to paragraph (b) of Rule 485
[X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

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EXPLANATORY NOTE

In addition to the amended prospectus and statement of additional information filed herein, the form of rate sheet supplement that was declared effective on August 9, 2019 will continue to be used with the amended prospectus, and the rate sheet will bear such updated rate information as the registrant files under Rule 497 for the period of the rate sheet.
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PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
Flexible Premium Deferred Annuity Offering Optional Living Benefit and Optional Death Benefit
PROSPECTUS: August 19, 2019, [ as amended December 31, 2019]
This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company (“Pruco Life,” "we," "us," "our"), which we refer to in this prospectus as the “Annuity.” This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. The Annuity described in this prospectus may be appropriate for investors who have hired an investment advisor to provide advice about using an annuity within a larger financial plan. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The Annuity may only be purchased based on a recommendation to do so by an investment advisor who has the appropriate insurance and securities licenses to do so. Your investment advisor will assist in determining whether the Annuity and its features are appropriate for you. Certain of the Investment Options and/or features may not be available in all states. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your financial professional for further details. The guarantees provided by the variable annuity contract, the optional living benefit, and the optional death benefit are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of the Sub-accounts. Until February 24, 2020, only five Sub-accounts, each of which is a Portfolio of Advanced Series Trust, are available for your elective allocation of purchase payments and Account Value. Certain Sub-accounts, available beginning on or about February 24, 2020, cannot be elected while you have an optional living benefit on your Annuity-see “Limitations With Optional Living Benefits” later in this prospectus.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
When delivered in connection with the sale of a new Annuity, this prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate and Income Percentages for the Defined Income Benefit.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

PMYROCKADVPROS

AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address. In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts held in the PSF Government Money Market Sub-account.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888
OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: August 19, 2019, [as amended December 31, 2019]	Statement of Additional Information Dated: August 19, 2019, [as amended December 31, 2019]
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

PMYROCKADVPROS

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio

American Fund Insurance Series®
American Funds Insurance Series® Asset Allocation Fund - Class 1*
American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1*
American Funds Insurance Series® Bond Fund - Class 1*
American Funds Insurance Series® Growth Fund - Class 1*
American Funds Insurance Series® Growth-Income Fund - Class 1*
American Funds Insurance Series® Ultra-Short Bond Fund - Class 1*
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund - Class 1*

BlackRock Variable Series Funds, Inc.
BlackRock Advantage Large Cap Core V.I. Fund - Class I*
BlackRock Basic Value V.I. Fund - Class I*
BlackRock Capital Appreciation V.I. Fund - Class I*
BlackRock Equity Dividend V.I. Fund - Class I*
BlackRock Global Allocation V.I. Fund - Class I*
BlackRock Large Cap Focus Growth V.I. Fund - Class I*

DFA INVESTMENT DIMENSIONS GROUP INC.
DFA VA Global Moderate Allocation Portfolio*
VA Global Bond Portfolio*
VA International Small Portfolio*
VA International Value Portfolio*
VA Short-Term Fixed Portfolio*
VA U.S. Large Value Portfolio*
VA U.S. Targeted Value Portfolio*

Fidelity® Variable Insurance Products
Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class*
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class*
Fidelity® Variable Insurance Products ContrafundSM Portfolio - Initial Class*
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class*
Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class*

Fidelity® Variable Insurance Products Financial Services Portfolio - Initial Class*
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class*
Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class*
Fidelity® Variable Insurance Products Growth Portfolio - Initial Class*
Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class*
Fidelity® Variable Insurance Products High Income Portfolio - Initial Class*
Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class*
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class*
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class*
Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class*
Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class*
Fidelity® Variable Insurance Products Technology Portfolio - Initial Class*
Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class*

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio - Class I*
ClearBridge Variable Appreciation Portfolio - Class I*
ClearBridge Variable Dividend Strategy Portfolio - Class I*
ClearBridge Variable Large Cap Growth Portfolio - Class I*
ClearBridge Variable Mid Cap Portfolio - Class I*
ClearBridge Variable Small Cap Growth Portfolio - Class I*
QS Variable Conservative Growth Portfolio - Class I*
QS Variable Growth Portfolio - Class I*
QS Variable Moderate Growth Portfolio - Class I*

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio - Class I*
Western Asset Variable Global High Yield Bond Portfolio - Class I*

MFS® Variable Insurance Trust
MFS® Growth Series - Initial Class*
MFS® Investors Trust Series - Initial Class*
MFS® Mid Cap Growth Series - Initial Class*
MFS® Total Return Series - Initial Class*
MFS® Value Series - Initial Class*
MFS® New Discovery Series - Initial Class*
MFS® Research Series - Initial Class*

MFS® Total Return Bond Series - Initial Class*
MFS® Utilities Series - Initial Class*

MFS® Variable Insurance Trust II
MFS® International Intrinsic Value Portfolio - Initial Class*
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class*
MFS® Technology Portfolio - Initial Class*

Prudential Series Funds
PSF Conservative Balanced Portfolio*
PSF Diversified Bond Portfolio*
PSF Equity Portfolio*
PSF Flexible Managed Portfolio*
PSF Global Portfolio*
PSF Government Income Portfolio*
PSF Government Money Market Portfolio*
PSF High Yield Bond Portfolio*
PSF Jennison Portfolio*
PSF Jennison 20/20 Focus Portfolio*
PSF Natural Resources Portfolio*
PSF Small Capitalization Stock Portfolio*
PSF SP International Growth Portfolio*
PSF SP Prudential U.S. Emerging Growth Portfolio*
PSF SP Small Cap Value Portfolio*
PSF Stock Index Portfolio*
PSF Value Portfolio*

*Available beginning on or about February 24, 2020 for contracts that do not have the Defined Income Benefit in effect

(i)

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the DCA MVA Option on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA MVA Option and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using an MVA factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Adjusted Purchase Payments: Purchase Payments we receive less any fees, charges or Tax Charges we deduct prior to allocation to the Sub-account(s) you select.
Annuitant/Joint Annuitant: The natural person(s) upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to you.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Benefit Effective Date: The date on which an optional living or death benefit is issued for your Annuity. Your Annuity may have more than one Benefit Effective Date if your Annuity has an optional living benefit and an optional death benefit. If you elect an optional benefit more than once, each election has a Benefit Effective Date and only the Benefit Effective Date for a benefit then in effect is applicable.
Benefit Year: The first Benefit Year begins on the Benefit Effective Date and continues through and includes the day immediately preceding the first anniversary of the Benefit Effective Date. Subsequent Benefit Years begin on the anniversary of the Benefit Effective Date and continue through and include the day immediately preceding the next anniversary of the Benefit Effective Date. For tax qualified contracts with the Defined Income Benefit, once the first Lifetime Withdrawal has been taken, the next Benefit Year will begin on the first Valuation Day of the following calendar year. Each subsequent Benefit Year will then correspond to the calendar year. For nonqualified contracts with the Defined Income Benefit, once the first Lifetime Withdrawal has been taken, the next Benefit Year begins on the date the next Annuity Year begins. Each subsequent Benefit Year will then correspond to the Annuity Year.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Defined Income Benefit: An optional living benefit available for this Annuity for an additional charge. The Defined Income Benefit can provide a guaranteed amount of income as described in the section of this prospectus entitled “Defined Income Benefit.”
Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or any portion of a Lifetime Withdrawal under the Defined Income Benefit that causes cumulative withdrawals to exceed the Guaranteed Income Amount in any Benefit Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited time period, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Fund Access Charge: A charge we impose on Account Value invested in certain Sub-accounts associated with funds that do not provide us with adequate revenue. This fee is assessed daily as part of the daily Accumulation Unit Value calculation. See “Fees, Charges and Deductions - Fund Access Charge” for further details, including a list of the Sub-accounts for which the Company currently imposes the fee.
Guaranteed Income Amount (GIA): If the Defined Income Benefit is in effect for your Annuity, this is the amount of annual income you are eligible to receive for life under the Guaranteed Income Amount Option described in the section of this prospectus entitled “Defined Income Benefit.” The initial GIA is determined by multiplying the applicable Income Percentage by the Account Value on the Benefit Issue Date. The GIA is redetermined each time a Purchase Payment is allocated to the Annuity, and following each Non-Lifetime withdrawal and each withdrawal of Excess Income.
Guarantee Period: The period of time during which we credit a fixed rate of interest to the DCA MVA Option.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Growth Rate: The rate of return, based on a simple interest calculation, credited to your Guaranteed Income Amount under the optional Defined Income Benefit until your first Lifetime Withdrawal. The Income Growth Rate for Purchase Payments made on the effective date of the Defined Income Benefit is the rate shown in the Schedule Supplement for the benefit in effect on that date. A different Income Growth Rate may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted by our rules.
Income Percentage: The percentage applied under the optional Defined Income Benefit to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, as applicable, on the date each Purchase Payment is allocated to the Annuity. The Income Percentage for Purchase Payments made on the effective date of the Defined Income Benefit is the applicable percentage shown in the Schedule Supplement for the benefit in effect on that date. A different Income Percentage may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted.
Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the Defined Income Benefit that provide the Guaranteed Income Amount each year until the death of the Designated Life or the last death of the Spousal Designated Lives, as applicable, regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals are deemed to be Lifetime Withdrawals.
Net Purchase Payments: The sum of your Purchase Payments less any withdrawals or other distributions, including Required Minimum Distributions from the Annuity since the Issue Date.
Non-Lifetime Withdrawal: A withdrawal from your Annuity that you designate as a Non-Lifetime Withdrawal.
Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value in the DCA MVA Option.
Maturity Date: With respect to the DCA MVA Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.
Permitted Sub-accounts: The sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Return of Adjusted Purchase Payments Death Benefit: An optional benefit that, for an additional charge, replaces the basic death benefit provided by the Annuity.
Required Minimum Distribution: The annual distribution that must be taken from an IRA, other than a Roth IRA, or a qualified plan during the life of the Owner. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance).
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable tax charges and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value before application of any MVA .
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses you will pay when buying, owning and surrendering the Annuity. No surrender charges apply to the Annuity. More information about these fees and charges appears later in this prospectus. See "Fees and Charges and Deductions."
The first table describes fees and expenses that you will pay at the time you transfer Account Value between Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES

Transfer Fee[1] (Currently, after the 20th transfer each Annuity Year)	$10
Tax Charge	0% - 3.5%

1	Transfers in connection with one of our systematic programs (such as rebalancing) do not count toward the 20 transfers in an Annuity Year.
The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES (as a percentage of Unadjusted Account Value)
Annual Maintenance Fee[2]	Lesser of $50 and 2%

ANNUALIZED INSURANCE FEES/CHARGES (as a percentage of the net assets of the Sub-accounts)

Mortality & Expense Risk Charges[3]
Level 1: Net Purchase Payments Less than $1,000,000	0.25%
Level 2: Net Purchase Payments $1,000,000 and more	0.10%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[4]	0.40%

2	Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

3	Any transactions that impact Net Purchase Payments and cause a change in the applicable Insurance Charge level will cause that change in level on the Valuation Day on which the transactions occur.

4
The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge. The Total Annualized Fees and Charges shown above is based on the Mortality and Expense Risk Charge for Level 1. If Net Purchase Payments were in a different level at any time during an Annuity Year, the total would be lower. We reserve the right to limit total Purchase Payments and restrict the ability to make additional Purchase Payments. See “Initial Purchase Payments” and “Additional Purchase Payments” later in this prospectus. Additional charges apply if you elect optional benefits or allocate Purchase Payments or transfer Account Value to a Sub-account for which we assess a Fund Access Charge. See the tables of such charges below.

The following tables set forth the charge for each optional living and death benefit available with the Annuity, and a Fund Access Charge that applies if you allocate your Account Value to certain Sub-accounts. These charges would be in addition to those set forth in the tables above. The first two columns show the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. The Fund Access Charge is shown similarly in the second table below.

OPTIONAL BENEFIT FEES AND CHARGES (as a percentage of the net assets of the Sub-accounts)
	Maximum Benefit Charge[5]	Current Benefit Charge	Maximum Total Annualized Charge	Current Total Annualized Charge
Optional Living Benefit-Defined Income Benefit	1.50%	0.80%	1.90%	1.20%
Optional Death Benefit-Return of Adjusted Purchase Payments Death Benefit	0.10%	0.10%	0.50%	0.50%

5
The Defined Income Benefit Charge may be increased one or more times on or after the 3 rd anniversary of the Benefit Effective Date up to the maximum benefit charge shown above. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions, including that the Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of the Benefit Effective Date. Also, if you decide to elect or re-elect the benefit after your Annuity has been issued, the charge for the benefit will equal the current charge for new Annuity Owners up to the maximum indicated.

We assess an additional charge (Fund Access Charge) for allocations to certain Sub-accounts available when you do not have the Defined Income Benefit in effect for your Annuity.

FUND ACCESS CHARGE on certain Sub-accounts (as a percentage of the net assets of the Sub-accounts)
Maximum Charge	Current Charge	Maximum Total Annualized Charge without optional benefits	Current Total Annualized Charge without optional benefits
0.70%	0.35%	1.10%	0.75%
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios available beginning August 19, 2019 and which are the Permitted Sub-accounts for the Defined Income Benefit before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.62%*	0.67%*

*	These expenses do not include the impact of any applicable contractual waivers and expense reimbursements and include estimates for new Portfolios.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios available beginning on or about February 24, 2020 unless the Defined Income Benefit is in effect for the Annuity before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES[1]
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.20%[2]	1.20%

1
The minimum and maximum total annual expenses for the underlying Portfolios do not reflect the Fund Access Charge, which we assess on investment in certain Sub-accounts. See “Fees, Charges and Deductions-Fund Access Charge” later in this prospectus for a list of the underlying Portfolios for which we assess this charge.

2	Fund Access Charge applies to allocations to this Portfolio.
The following are estimates of the total annual expenses for the current fiscal year for each new underlying Portfolio and the actual total annual expenses for the existing underlying Portfolio for the year ended December 31, 2018. Therefore, the following does not necessarily reflect the fees you may incur. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS AVAILABLE WITH THE DEFINED INCOME BENEFIT
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2018 (estimates for new Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST BlackRock Corporate Bond Portfolio1,2,*	0.53%	0.14%	0.00%	0.00%	0.00%	0.00%	0.67%	0.07%	0.60%
AST PIMCO Corporate Bond Portfolio1,2,*	0.53%	0.14%	0.00%	0.00%	0.00%	0.00%	0.67%	0.07%	0.60%
AST Prudential Corporate Bond Portfolio1,2,*	0.48%	0.14%	0.00%	0.00%	0.00%	0.00%	0.62%	0.02%	0.60%
AST T. Rowe Price Corporate Bond Portfolio1,2,*	0.53%	0.14%	0.00%	0.00%	0.00%	0.00%	0.67%	0.07%	0.60%
AST Western Asset Corporate Bond Portfolio1,2,*	0.53%	0.14%	0.00%	0.00%	0.00%	0.00%	0.67%	0.07%	0.60%
PSF Government Money Market Portfolio[3]	0.30%	0.05%	0.00%	0.00%	0.00%	0.00%	0.35%	0.00%	0.35%

1	The Portfolio commenced operations on August 19, 2019.

2
Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $100 million for the Portfolio for the fiscal period ending December 31, 2019.

3	Not available for elective allocation before February 24, 2020 and any at time the Defined Income Benefit is in effect for your Annuity.
*See notes immediately below for important information about this fund.

AST BlackRock Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information)  do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST PIMCO Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information)  do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information)  do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information)  do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information)  do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS AVAILABLE BEGINNING ON OR ABOUT FEBRUARY 24, 2020 IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
American Funds Insurance Series® Asset Allocation Fund - Class 1 [1]	0.27%	0.02%	0.00%	0.00%	0.00%	0.00%	0.29%	0.00%	0.29%
American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1 [1]	0.39%	0.02%	0.00%	0.00%	0.00%	0.00%	0.41%	0.00%	0.41%
American Funds Insurance Series® Bond Fund - Class 1 [1]	0.36%	0.02%	0.00%	0.00%	0.00%	0.00%	0.38%	0.00%	0.38%
American Funds Insurance Series® Growth Fund - Class 1 [1]	0.32%	0.02%	0.00%	0.00%	0.00%	0.00%	0.34%	0.00%	0.34%
American Funds Insurance Series® Growth-Income Fund - Class 1 [1]	0.26%	0.02%	0.00%	0.00%	0.00%	0.00%	0.28%	0.00%	0.28%
American Funds Insurance Series® Ultra-Short Bond Fund - Class 1 [1]	0.32%	0.03%	0.00%	0.00%	0.00%	0.00%	0.35%	0.00%	0.35%
American Funds IS® U.S. Government/AAA-Rated Securities Fund - Class 1 [1]	0.34%	0.02%	0.00%	0.00%	0.00%	0.00%	0.36%	0.00%	0.36%
BlackRock Advantage Large Cap Core V.I. Fund - Class I *	0.46%	0.27%	0.00%	0.00%	0.00%	0.00%	0.73%	0.16%	0.57%
BlackRock Basic Value V.I. Fund - Class I *	0.60%	0.24%	0.00%	0.00%	0.00%	0.01%	0.85%	0.12%	0.73%
BlackRock Capital Appreciation V.I. Fund - Class I *	0.65%	0.28%	0.00%	0.00%	0.00%	0.01%	0.94%	0.14%	0.80%
BlackRock Equity Dividend V.I. Fund - Class I *	0.60%	0.27%	0.00%	0.00%	0.00%	0.01%	0.88%	0.21%	0.67%
BlackRock Global Allocation V.I. Fund - Class I *	0.63%	0.12%	0.00%	0.00%	0.00%	0.01%	0.76%	0.01%	0.75%
BlackRock Large Cap Focus Growth V.I. Fund - Class I *	0.65%	0.30%	0.00%	0.00%	0.00%	0.01%	0.96%	0.14%	0.82%
ClearBridge Variable Aggressive Growth Portfolio - Class I	0.75%	0.04%	0.00%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
ClearBridge Variable Appreciation Portfolio - Class I *	0.69%	0.04%	0.00%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%

ClearBridge Variable Dividend Strategy Portfolio - Class I *	0.70%	0.06%	0.00%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
ClearBridge Variable Large Cap Growth Portfolio - Class I *	0.70%	0.10%	0.00%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
ClearBridge Variable Mid Cap Portfolio - Class I *	0.75%	0.11%	0.00%	0.00%	0.00%	0.00%	0.86%	0.01%	0.85%
ClearBridge Variable Small Cap Growth Portfolio - Class I *	0.75%	0.08%	0.00%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
DFA VA Global Moderate Allocation Portfolio [1],*	0.25%	0.01%	0.00%	0.00%	0.00%	0.24%	0.50%	0.20%	0.30%
Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class	0.39%	0.10%	0.00%	0.00%	0.00%	0.00%	0.49%	0.00%	0.49%
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio – Initial Class	0.54%	0.14%	0.00%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%
Fidelity® Variable Insurance Products Contrafund℠ Portfolio – Initial Class	0.54%	0.08%	0.00%	0.00%	0.00%	0.00%	0.62%	0.00%	0.62%
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio – Initial Class	0.45%	0.15%	0.00%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class	0.79%	0.22%	0.00%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
Fidelity® Variable Insurance Products Financial Services Portfolio – Initial Class	0.54%	0.13%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio – Initial Class	0.55%	0.16%	0.00%	0.00%	0.00%	0.00%	0.71%	0.00%	0.71%
Fidelity® Variable Insurance Products Growth Opportunities Portfolio – Initial Class	0.54%	0.11%	0.00%	0.00%	0.00%	0.00%	0.65%	0.00%	0.65%
Fidelity® Variable Insurance Products Growth Portfolio – Initial Class	0.54%	0.09%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%	0.63%
Fidelity® Variable Insurance Products Health Care Portfolio – Initial Class	0.54%	0.11%	0.00%	0.00%	0.00%	0.00%	0.65%	0.00%	0.65%
Fidelity® Variable Insurance Products High Income Portfolio – Initial Class	0.56%	0.11%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products Industrials Portfolio – Initial Class	0.54%	0.13%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio – Initial Class	0.69%	0.20%	0.00%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio – Initial Class	0.31%	0.09%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
Fidelity® Variable Insurance Products Mid Cap Portfolio – Initial Class	0.54%	0.08%	0.00%	0.00%	0.00%	0.00%	0.62%	0.00%	0.62%
Fidelity® Variable Insurance Products Strategic Income Portfolio – Initial Class*	0.56%	0.11%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products Technology Portfolio – Initial Class	0.54%	0.12%	0.00%	0.00%	0.00%	0.00%	0.66%	0.00%	0.66%
Fidelity® Variable Insurance Products Utilities Portfolio – Initial Class	0.54%	0.14%	0.00%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%
MFS® Growth Series - Initial Class	0.71%	0.04%	0.00%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
MFS® International Intrinsic Value Portfolio – Initial Class	0.85%	0.05%	0.00%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
MFS® Investors Trust Series – Initial Class *	0.75%	0.05%	0.00%	0.00%	0.00%	0.00%	0.80%	0.01%	0.79%
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	0.75%	0.05%	0.00%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
MFS® Mid Cap Growth Series Initial Class	0.75%	0.06%	0.00%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
MFS® New Discovery Series – Initial Class *	0.90%	0.06%	0.00%	0.00%	0.00%	0.00%	0.96%	0.02%	0.94%
MFS® Research Series – Initial Class *	0.75%	0.07%	0.00%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
MFS® Technology Portfolio – Initial Class	0.75%	0.16%	0.00%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
MFS® Total Return Bond Series – Initial Class	0.50%	0.04%	0.00%	0.00%	0.00%	0.00%	0.54%	0.00%	0.54%
MFS® Total Return Series – Initial Class *	0.67%	0.04%	0.00%	0.00%	0.00%	0.00%	0.71%	0.09%	0.62%
MFS® Utilities Series – Initial Class	0.73%	0.05%	0.00%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
MFS® Value Series – Initial Class	0.69%	0.04%	0.00%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
PSF Conservative Balanced Portfolio	0.55%	0.04%	0.00%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%
PSF Diversified Bond Portfolio	0.40%	0.04%	0.00%	0.00%	0.00%	0.00%	0.44%	0.00%	0.44%
PSF Equity Portfolio	0.45%	0.02%	0.00%	0.00%	0.00%	0.00%	0.47%	0.00%	0.47%
PSF Flexible Managed Portfolio	0.60%	0.03%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%	0.63%
PSF Global Portfolio *	0.75%	0.05%	0.00%	0.00%	0.00%	0.00%	0.80%	0.03%	0.77%
PSF Government Income Portfolio	0.40%	0.11%	0.00%	0.00%	0.00%	0.00%	0.51%	0.00%	0.51%

PSF Government Money Market Portfolio	0.30%	0.05%	0.00%	0.00%	0.00%	0.00%	0.35%	0.00%	0.35%
PSF High Yield Bond Portfolio*	0.55%	0.07%	0.00%	0.00%	0.00%	0.00%	0.62%	0.05%	0.57%
PSF Jennison 20/20 Focus Portfolio - Class I	0.75%	0.09%	0.00%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
PSF Jennison Portfolio - Class I	0.60%	0.02%	0.00%	0.00%	0.00%	0.00%	0.62%	0.00%	0.62%
PSF Natural Resources Portfolio - Class I *	0.45%	0.07%	0.00%	0.00%	0.00%	0.01%	0.53%	0.01%	0.52%
PSF Small Capitalization Stock Portfolio	0.35%	0.04%	0.00%	0.00%	0.00%	0.00%	0.39%	0.00%	0.39%
PSF SP International Growth Portfolio - Class I *	0.85%	0.35%	0.00%	0.00%	0.00%	0.00%	1.20%	0.19%	1.01%
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	0.60%	0.08%	0.00%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%
PSF SP Small-Cap Value Portfolio*	0.90%	0.10%	0.00%	0.00%	0.00%	0.01%	1.01%	0.01%	1.00%
PSF Stock Index Portfolio	0.30%	0.01%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
PSF Value Portfolio - Class I	0.40%	0.03%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	0.43%
QS Variable Conservative Growth - Class I *	0.00%	0.14%	0.00%	0.00%	0.00%	0.57%	0.71%	0.00%	0.71%
QS Variable Growth Portfolio - Class I *	0.00%	0.11%	0.00%	0.00%	0.00%	0.72%	0.83%	0.00%	0.83%
QS Variable Moderate Growth - Class I *	0.00%	0.30%	0.00%	0.00%	0.00%	0.63%	0.93%	0.10%	0.83%
VA Global Bond Portfolio [1]	0.22%	0.02%	0.00%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
VA International Small Portfolio[1]	0.50%	0.05%	0.00%	0.00%	0.00%	0.00%	0.55%	0.00%	0.55%
VA International Value Portfolio[1]	0.40%	0.03%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	0.43%
VA Short-Term Fixed Portfolio1, *	0.18%	0.02%	0.00%	0.00%	0.00%	0.00%	0.20%	0.00%	0.20%
VA U.S. Large Value Portfolio[1]	0.25%	0.02%	0.00%	0.00%	0.00%	0.00%	0.27%	0.00%	0.27%
VA U.S. Targeted Value Portfolio[1]	0.35%	0.02%	0.00%	0.00%	0.00%	0.00%	0.37%	0.00%	0.37%
Western Asset Core Plus VIT Portfolio - Class I *	0.45%	0.12%	0.00%	0.00%	0.00%	0.00%	0.57%	0.03%	0.54%
Western Asset Variable Global High Yield Bond Portfolio - Class I *	0.70%	0.16%	0.00%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%

[1]
We assess an additional charge (Fund Access Charge) for allocations to the Sub-account investing in this underlying Portfolio. See “Fees, Charges and Deductions-Fund Access Charge” later in this prospectus for information about this charge.

*	See notes immediately below for important information about this fund.

BlackRock Advantage Large Cap Core V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which includes extraordinary expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% (for Class I Shares), 0.07% (for Class II Shares), and 0.08% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Basic Value V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not included in the ratio of expenses to average net assets in the Fund’s most recent annual report, which includes extraordinary expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% (for Class I Shares), 0.08% (for Class II Shares), and 0.09% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Capital Appreciation V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not included in the ratio of expenses to average net assets in the Fund’s most recent annual report, which includes extraordinary expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) and 0.08% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Equity Dividend V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Global Allocation V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. Other Expenses of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. were less than 0.01% for the Fund’s most recent fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares), 0.07% (for Class II Shares), and 0.07% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Large Cap Focus Growth V.I. Fund - Class I
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund. Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not included in the ratio of expenses to average net assets in the Fund’s most recent annual report, which includes extraordinary expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) and 0.07% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

ClearBridge Variable Appreciation Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

ClearBridge Variable Dividend Strategy Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

ClearBridge Variable Large Cap Growth Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses. The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.80% for Class I shares and 1.05% for Class II shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) exceed the expense cap for Class II shares as a result of acquired fund fees and expenses.

ClearBridge Variable Mid Cap Portfolio - Class I
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class I shares and 1.10% for Class II shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

ClearBridge Variable Small Cap Growth Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

DFA VA Global Moderate Allocation Portfolio
The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA VA Global Moderate Allocation Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

Fidelity® Variable Insurance Products Strategic Income Portfolio – Initial Class
Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Portfolio prospectus because of acquired fund.

MFS® Investors Trust Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares and 1.04% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2020.

MFS® New Discovery Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.94% of the class' average daily net assets annually for Initial Class shares and 1.19% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

MFS® Research Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares and 1.04% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.02% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2020.

MFS® Total Return Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.62% of the class' average daily net assets annually for Initial Class shares and 0.87% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020

PSF Global Portfolio
The Manager has contractually agreed to waive 0.032% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

PSF High Yield Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust's Statement of Additional Information) do not exceed 0.57% of the Portfolio's average daily net assets through June 30, 2020. Expenses reimbursed/waived by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust's Board of Trustees.

PSF Natural Resources Portfolio - Class I
The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

PSF SP International Growth Portfolio - Class I
The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2020. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.010% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

PSF SP Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

QS Variable Conservative Growth - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

QS Variable Growth Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

QS Variable Moderate Growth - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses. The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds)) so that the ratio of total annual fund operating expenses will not exceed 0.20% for Class I shares and 0.45% for Class II shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) exceed the expense cap for Class I and Class II as a result of acquired fund fees and expenses.

VA Short-Term Fixed Portfolio
The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.18% effective as of February 28, 2019.

Western Asset Core Plus VIT Portfolio - Class I
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.54% for Class I shares and 0.79% for Class II shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset Variable Global High Yield Bond Portfolio - Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Annual Maintenance Fee

▪	Optional living benefit and optional death benefit fees, as reflected below
Amounts shown in the examples are rounded to the nearest dollar.
THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.
Expense Example if the Defined Income Benefit and Return of Adjusted Purchase Payments Death Benefit are in effect for your Annuity:
The example also assumes the following for the period shown:

▪	Your Account Value is allocated to the Portfolios with both the maximum and the minimum gross total annual portfolio operating expenses and those expenses remain the same each year.*

▪	You elect the Defined Income Benefit and the Return of Adjusted Purchase Payments Death Benefit.

▪	For each charge, we deduct the maximum charge rather than the current charge.

▪	You make no transfers, or other transactions for which we charge a fee.

▪	No tax charge applies.
*Note: When the Defined Income Benefit is in effect for your Annuity, only certain Portfolios are available.

	Assuming Maximum Fees and Expenses of any of the Portfolios Available with the Defined Income Benefit				Assuming Minimum Fees and Expenses of any of the Portfolios Available with the Defined Income Benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$323	$982	$1,661	$3,450	$318	$967	$1,637	$3,403
If you annuitize your annuity at the end of the applicable time period: [1]	$323	$982	$1,661	$3,450	$318	$967	$1,637	$3,403
If you do not surrender your annuity:	$323	$982	$1,661	$3,450	$318	$967	$1,637	$3,403
1 Your ability to annuitize in the first 3 Annuity Years may be limited based on the state in which your Annuity is issued. See "Annuity Options" later in this prospectus for information about when you may annuitize.
Expense Example if the Return of Adjusted Purchase Payments Death Benefit is effect for your Annuity and you allocate to Portfolios available beginning on or around February 24, 2020:
The example also assumes the following for the period shown:

•
Your Account Value is allocated to the Portfolio with the maximum gross total annual portfolio operating expense for which we also assess the Fund Access Charge (0.55% total annual portfolio operating expense) and to the Portfolio with the minimum gross total annual portfolio operating expense for which we do not assess the Fund Access Charge (0.31% total annual portfolio operating expense).

•	You elect the Return of Adjusted Purchase Payments Death Benefit.

•	For each charge, we deduct the maximum charge rather than the current charge and the Fund Access Charge is assessed as described above.

•	You make no transfers, or other transactions for which we charge a fee.

•	No tax charge applies.

	Assuming Maximum Fees and Expenses of any of the Portfolios available beginning on or about February 24, 2020 for which we assess the Fund Access Charge				Assuming Minimum Fees and Expenses of any of the Portfolios available beginning on or about February 24, 2020 for which we do not assess the Fund Access Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$229	$702	$1,194	$2,525	$133	$408	$697	$1,483
If you annuitize your annuity at the end of the applicable time period: [1]	$229	$702	$1,194	$2,525	$133	$408	$697	$1,483
If you do not surrender your annuity:	$229	$702	$1,194	$2,525	$133	$408	$697	$1,483
1 Your ability to annuitize in the first 3 Annuity Years may be limited based on the state in which your Annuity is issued. See "Annuity Options" later in this prospectus for information about when you may annuitize.

CONDENSED FINANCIAL INFORMATION
Information about the values of all the Accumulation Units is considered the condensed financial information. This information is not currently available but will be provided in the Statement of Additional Information when information for a full calendar year is available. Condensed financial information for subaccounts representing the lowest and highest total annual variable account expense combination will be contained in an appendix to this prospectus.
The financial statements for Pruco Life and Separate Account are contained in the Statement of Additional Information.

SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application. The maximum age for purchasing this Annuity is 85 and the minimum initial Purchase Payment is $10,000.
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.
The Annuity contract may be used as part of a fee-based financial plan. At a high level, a fee-based financial plan generally involves an investment advisor conducting a holistic review of an individual’s assets and liabilities for the purpose of helping the individual meet identified financial goals (e.g., retirement income, saving for college, purchasing a vacation home).  The financial advisor’s fees vary and are generally based on the individual’s assets they provide advice on or a predetermined one-time fee. You pay the registered investment advisory firm or the investment firm/professional directly for the investment advisory services provided to you. Any investment advisory services in connection with this Annuity are not provided by Pruco Life Insurance Company or Prudential Annuity Distributors, Inc. (“PAD”), and neither Pruco Life Insurance Company nor PAD are responsible for such investment advisory services. We do not allow investment advisors to request withdrawals from the Annuity to pay the investment advisor’s fee when the Defined Income Benefit is in effect. You should know that any withdrawals made from the Annuity, including withdrawals you or your investment advisor request to pay your investment advisor’s fees, reduce the Account Value, have tax consequences, and can negatively affect benefits under the contract.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options:
While the Defined Income Benefit is in effect for your Annuity, you may choose only from a selection of fixed income variable Investment Options. If you purchase the Annuity before February 24, 2020, or choose the Defined Income Benefit for your Annuity, unlike many other annuity contracts, the Annuity will not then provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.
Beginning on or about February 24, 2020, additional variable Investment Options offering a variety of investment styles and risk levels will be available for contracts that do not have the Defined Income Benefit in effect. We assess a Fund Access Charge as an additional charge for allocations to certain of these Investment Options. Please see “Fees, Charges and Deductions” for information.
Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
Beginning on or about February 24, 2020, unless you have the Defined Income Benefit in effect for your Annuity, you may also allocate money to the DCA MVA Option if you elect to participate in a 6 or 12 Month DCA Program. Under these programs, your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment. See “Investment Options-Market Value Adjustment Options” later in this prospectus.
We also offer other programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
Please see “Investment Options” and “Managing Your Account Value” for information.

Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax and, if you have the Defined Income Benefit in effect for your Annuity, withdrawals can negatively and permanently affect the guarantee provided by that benefit. Please see "Defined Income Benefit" later in this prospectus for more information.
You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive fixed annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefit: We offer the Defined Income Benefit, for an additional charge. The Defined Income Benefit guarantees your ability to take withdrawals up to an amount we call the "Guaranteed Income Amount" each Benefit Year until your death or the death of your spouse even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Guaranteed Income Amount is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Guaranteed Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity for the Defined Income Benefit if you anticipate changing the Owner/Annuitant designations. Please see “Change of Owner, Annuitant and Beneficiary Designations” and “Termination of Benefits” for more information.
While the Defined Income Benefit is in effect for your Annuity, your Account Value and any additional Purchase Payments must be allocated to Permitted Sub-Accounts only. If you are seeking a broad selection of Investment Options for your Annuity, choosing the Defined Income Benefit will impede your ability to achieve that objective.
Please be aware that if you withdraw more than the Guaranteed Income Amount in a given Benefit Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the Defined Income Benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a basic death benefit and, for a separate fee, an optional Return of Adjusted Purchase Payment Death Benefit.
Please see “Death Benefits” for more information.
Fees and Charges: The Annuity, and the optional living benefit and optional death benefit, are subject to certain fees and charges. We assess a separate charge, the Fund Access Charge, for allocations to certain Sub-accounts. Each of these charges is discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. Unlike many other annuity contracts, the Annuity does not currently provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus titled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under the Annuity are Variable Investment Options and, beginning on or about February 24, 2020, the Annuity will also offer the DCA MVA Option. The Variable Investment Options are Sub-accounts of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). In this section, we describe the Portfolios in which the Sub-accounts invest, the DCA MVA Option, and restrictions on selection of Investment Options when the Defined Income Benefit is in effect for an Annuity.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to the DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in the DCA MVA Option, so long as you remain invested in that option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to the DCA MVA Option.
We do not allow investment in certain Sub-accounts or the DCA MVA Option when the Defined Income Benefit, is in effect for your Annuity . We describe these restrictions below.
When the Defined Income Benefit is in effect for the Annuity, the Portfolios available are fixed income Portfolios. Fixed income investments are subject to risk, including credit and interest rate risk. Because of these risks, a Sub-account's share value may fluctuate. If interest rates rise, bond prices usually decline. If interest rates decline, bond prices usually increase. Please note, the PSF Government Money Market Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers before February 24, 2020 and at any time the Defined Income Benefit is in effect for an Annuity.
The Portfolios are not publicly traded mutual funds. They are only available through sub-accounts in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some case, to participants in certain qualified retirement plans . However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
This Annuity offers Portfolios managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolio"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Prudential Companies receive revenue sharing payments from many of the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. However, certain Unaffiliated Portfolios do not pay revenue sharing to us or our affiliates, or pay revenue sharing at levels that do not, along with other fees and charges of the Annuity, meet our revenue targets. We assess a Fund Access Charge on the Sub-Accounts associated with these Portfolios and you will be subject to this charge if you allocate purchase payments or Account Value to these Portfolios. The Portfolios for which we currently assess a Fund Access Charge and the rate of the charge is shown later in this section, and the charge is further described in “Fees, Charges and Deductions” later in this prospectus. Affiliated Portfolios generally provide greater potential for profits to Prudential Companies than do Unaffiliated Portfolios.
As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more investment advisers or subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain investment advisers or subadvisers, either because the subadviser is a Prudential Company or because the investment adviser or subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those financial incentive factors in determining which portfolios to offer under the Annuity. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” below for details about how these programs operate.
We may substitute one or more of the Investment Options or terminate the availability of an Investment Option at any time. We would not do this without any necessary SEC and/or state regulatory approval. We will provide you specific notice in advance of any substitution we intend to make and the Sub-

account(s) to which your affected Account Value would be transferred on the substitution date unless you made a different election before the substitution. We will also notify you if an Investment Option will no longer be available. Additionally, the Portfolios could undertake transactions that could limit or terminate their availability as Investment Options, including transactions to merge with another investment, or to liquidate. Any such transactions would be subject to applicable regulatory and/or shareholder approval. You will receive specific notice in advance of the merger or liquidation of a Portfolio, and we will explain how we will allocate future purchase payments directed to such a Portfolio in the absence of different allocation instructions from you. Any allocation we make in the absence of different allocation instructions from you would be subject to applicable regulatory guidance or approval.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST BlackRock Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	BlackRock Financial Management, Inc.
AST PIMCO Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Pacific Investment Management Company, LLC
AST Prudential Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	PGIM Fixed Income; PGIM Limited
AST T. Rowe Price Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	T. Rowe Price Associates, Inc.
AST Western Asset Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Western Asset Management Company, LLC Western Asset Management Company Limited - UK Western Asset Management Company Ltd. - Japan Western Asset Management Company Pte. Ltd. - Singapore
PSF Government Money Market Portfolio*	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).
PGIM Investments LLC manages the PSF Government Money Market Portfolio of the Prudential Series Fund (PSF).
*Not available for elective allocation before February 24, 2020 and at any time your Annuity has the Defined Income Benefit in effect.

PORTFOLIOS AVAILABLE BEGINNING ON OR ABOUT FEBRUARY 24, 2020 IF THE DEFINED INCOME BENEFIT IS NOT ELECTED*

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
American Funds Insurance Series® Asset Allocation Fund - Class 1	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management Company℠
American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management Company℠
American Funds Insurance Series® Bond Fund - Class 1	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management Company℠
American Funds Insurance Series® Growth Fund - Class 1	Seeks to provide growth of capital.	Capital Research and Management Company℠
American Funds Insurance Series® Growth-Income Fund - Class 1	Seeks to achieve long-term growth of capital and income.	Capital Research and Management Company℠
American Funds Insurance Series® Ultra-Short Bond Fund - Class 1	Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.	Capital Research and Management Company℠
American Funds IS® U.S. Government/AAA-Rated Securities Fund - Class 1	Seeks to provide a high level of current income consistent with preservation of capital.	Capital Research and Management Company℠
BlackRock Advantage Large Cap Core V.I. Fund - Class I	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock Basic Value V.I. Fund - Class I	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Capital Appreciation V.I. Fund - Class I	Seeks long-term growth of capital.	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class I	Seeks long-term total return and current income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund - Class I	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock Large Cap Focus Growth V.I. Fund - Class I	Seeks long-term capital growth.	BlackRock Advisors, LLC
ClearBridge Variable Aggressive Growth Portfolio - Class I	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Appreciation Portfolio - Class I	Seeks long-term appreciation of capital.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Dividend Strategy Portfolio - Class I	Seeks dividend income, growth of dividend income and long-term capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Large Cap Growth Portfolio - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Small Cap Growth Portfolio - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC
DFA VA Global Moderate Allocation Portfolio
Seeks total return consisting of capital appreciation and current income. The DFA VA Global Moderate Allocation Portfolio is a “fund of funds,” which means that the Portfolio uses its assets to purchase other mutual funds (the “Underlying Funds”) managed by Dimensional Fund Advisors LP (the “Advisor”).
Dimensional Fund Advisors LP
Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class	Seeks income and capital growth consistent with reasonable risk.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Contrafund℠ Portfolio - Initial Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Financial Services Portfolio - Initial Class	Seeks capital appreciation.	Fidelity SelectCo, LLC (SelectCo)
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class	Seeks a high level of current income.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class	Seeks to provide capital growth.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Growth Portfolio - Initial Class	Seeks to achieve capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class	Seeks capital appreciation.	Fidelity SelectCo, LLC (SelectCo)
Fidelity® Variable Insurance Products High Income Portfolio - Initial Class	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class	Seeks capital appreciation.	Fidelity SelectCo, LLC (SelectCo)
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® Variable Insurance Products Technology Portfolio - Initial Class	Seeks capital appreciation.	Fidelity SelectCo, LLC (SelectCo)
Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class	Seeks capital appreciation.	Fidelity SelectCo, LLC (SelectCo)
MFS® Growth Series - Initial Class	Seek capital appreciation.	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return.	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® International Intrinsic Value Portfolio - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® Technology Portfolio - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.	MFS Investment Management

MFS® Research Series - Initial Class	Seeks capital appreciation.	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	MFS Investment Management
MFS® Utilities Series - Initial Class	Seeks total return.	MFS Investment Management
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income QMA LLC
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income QMA LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC LSV Asset Management QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM Fixed Income
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio - Class I	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	QMA LLC
PSF SP International Growth Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	Seeks long-term capital appreciation.	J.P. Morgan Investment Management Inc.
PSF SP Small-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC
QS Variable Conservative Growth - Class I	Seeks a balance of growth of capital and income.	Legg Mason Partners Fund Advisor, LLC
QS Variable Growth Portfolio - Class I	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
QS Variable Moderate Growth - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC
VA Global Bond Portfolio	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional Fund Advisors LP
VA International Small Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA International Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA Short-Term Fixed Portfolio	Seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.	Dimensional Fund Advisors LP
VA U.S. Large Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA U.S. Targeted Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
Western Asset Core Plus VIT Portfolio - Class I
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration within 30% of the average duration of the domestic bond market as a whole.
Legg Mason Partners Fund Advisor, LLC
Western Asset Variable Global High Yield Bond Portfolio - Class I	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Real Estate is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.

LIMITATIONS WITH OPTIONAL LIVING BENEFIT-Defined Income Benefit
As a condition of electing the Defined Income Benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts list below. Also, the DCA MVA Options described later in this section are not available if you elect the Defined Income Benefit.
Permitted Sub-accounts

AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio
MARKET VALUE ADJUSTMENT OPTIONS
We offer DCA MVA Options that are used with our 6 or 12-Month DCA program. When you allocate your Account Value to a DCA MVA Option, you earn a declared rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in the DCA MVA Options are supported by our general account and subject to our claims paying ability. See “Other Information” later in this prospectus for additional information about our general account. Under the DCA MVA Options, you earn interest over a 6 month or 12-month period, depending on the DCA MVA Option you select, while your Account Value in that option is systematically transferred monthly over the 6 or 12- month period to the Sub-accounts you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options for the 6 month or 12- month period. Additionally, as described below, withdrawals may be subject to a Market Value Adjustment, which may be positive or negative.
A dollar cost averaging program does not assure a profit or protect against a loss. For a complete description of our 6 or 12- Month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.”
RATES FOR THE DCA MVA OPTIONS
We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Option, please call 1-888-PRU-2888. DCA MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.
You will not be permitted to allocate or renew to the DCA MVA Option if the associated Guarantee Period would end after your Latest Annuity Date.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from the DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪
any surrender, partial withdrawal (including a systematic withdrawal or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

▪	your exercise of the Free Look right under your Annuity, unless prohibited by state law.
We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪
partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

▪	transfers or partial withdrawals from the DCA MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪	transfers made in accordance with our 6 or 12 Month DCA Program;

▪	when a Death Benefit is determined;

▪	deduction of an Annual Maintenance Fee for the Annuity; and

▪	Annuitization under the Annuity.
The amount of the MVA is determined according to the formula set forth in Appendix B. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period. To determine the MVA, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a “Liquidity Factor” as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or 0.25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. We use the Federal Reserve’s “Constant Maturity (CMT) rate as the interest rates in the formula for the DCA MVA. All else being equal, the longer the time remaining until the maturity of the DCA MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.
GUARANTEE PERIOD TERMINATION
An DCA MVA Option ends on the earliest of: (a) the “Maturity Date” of the Guarantee Period; (b) the date the entire amount in the DCA MVA Option is withdrawn or transferred; (c) the Annuity Date, or, if later, the Latest Annuity Date; (d) the date the Annuity is surrendered; and (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted from the Sub-accounts based on the proportion of Account Value in each Sub-account immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken first from the Sub-accounts based on the proportion of the Account Value in each Sub-account and then from the DCA MVA Option, if any. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value less any applicable Tax Charge and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge as part of the valuation of the Sub-accounts. This charge is assessed based on the annualized rate shown in the “Summary of Contract Fees and Charges” for the amount of Net Purchase Payments in your Annuity on each Valuation Day. On any Valuation Day, your Net Purchase Payments will equal the sum of all Purchase Payments applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions and any Lifetime Withdrawals you take under the Defined Income Benefit, if in effect for your Annuity. Currently, we offer two levels of the Insurance Charges depending on whether your Net Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Net Purchase Payments are less than $1,000,000, you will pay a higher Insurance Charge at that time than you would pay if your Net Purchase Payments were $1,000,000 or more.
The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Living and Death Benefits: If you elect to purchase an optional living or death benefit, we will assess an additional charge for benefit or benefits you select for your Annuity. These charges, if any, are assessed as part of the valuation of the Sub-accounts against your assets allocated to the Sub-accounts at the annualized rate(s) shown in the "Summary of Contract Fees and Charges."
The charge for the Defined Income Benefit optional living benefit compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefit” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. We may increase the charge for the Defined Income Benefit after the 3rd Benefit Anniversary. We will notify you in writing in advance of an increase in the charge for the benefit. You will have the option of refusing the charge increase. If you refuse the charge increase, the charge for the Defined Income Benefit will continue at the current rate until the benefit terminates. If you wish to opt out of the charge increase, you must notify us within the period stated in our notice to you; otherwise the charge increase will become effective. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If you still wish us to process your opt-out request, you must sign and return the form to us at our Service Office in Good Order.
The charge for the Return of Adjusted Purchase Payments Death Benefit, compensates us for the guarantee provided by that optional death benefit and the risk that Account Value will be less than Adjusted Purchase Payments when death benefits are payable under the Annuity. Please refer to the section entitled “Summary of Contract Fees and Charges” for the charges for the optional living benefit and optional death benefit.
Fund Access Charge
The Company currently imposes a Fund Access Charge of 0.35% annually on Account Value invested in certain Sub-accounts. The fee is deducted as an annualized percentage of the daily Account Value allocated to the particular Sub-account(s) and is included in the calculation of the Accumulation Unit Values for those Sub-accounts. We determine the Sub-Accounts to which the Fund Access Charge applies and the level of such charge in our sole discretion. The Fund Access Charge helps provide the Company or its affiliates the amount of revenue the Company or its affiliates require in order to offer certain Portfolios through the Annuity. The Portfolios for which the Company assesses the Fund Access Charge do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company or its affiliates to meet its expenses and revenue targets. You should note that, while the Portfolios for which we currently assess this charge may have lower total annual operating expenses than other Portfolios, the Fund Access Charge, in addition to the total annual operating expenses of the Portfolios, raises the total cost of choosing those Portfolios to levels similar to or possibly exceeding the costs of those Portfolios for which we do not assess a Fund Access Charge.
The Company may use the Fund Access Charge for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary, for those Portfolios for which we assess the charge, and we may profit from the charge.
A listing of the Sub-accounts for which the Company currently imposes the Fund Access Charge is shown below and is also available at the website address shown on the front of this prospectus or by calling us at the phone number listed there. We may change the Sub-accounts to which the charge will apply, and may change the level of the charge for any affected Sub-account, including by increasing the level of charge up to the maximum shown in the “Summary of Contract Fees and Charges” earlier in this prospectus. We will send you written notice at least 60 days in advance of implementing a new or increased charge on a Sub-account. If you wish to avoid such new or increased charge, you must transfer any Account Value from the affected Sub-account(s) and ensure any additional Purchase Payments, or amounts subject to systematic programs, will not be allocated to the affected Sub-account(s) on or after the date we indicate the new or increased charge will apply.
Sub-accounts subject to Fund Access Charge:

American Funds Insurance Series® Asset Allocation Fund - Class 1
American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1
American Funds Insurance Series® Bond Fund - Class 1
American Funds Insurance Series® Growth Fund - Class 1
American Funds Insurance Series® Growth-Income Fund - Class 1
American Funds Insurance Series® Ultra-Short Bond Fund - Class 1
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund - Class 1
DFA VA Global Moderate Allocation Portfolio
VA Global Bond Portfolio
VA International Small Portfolio
VA International Value Portfolio
VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
DCA MVA OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option. For information about how the amount of an MVA is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, see “Market Value Adjustment” in “Investment Options” earlier in this prospectus.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
FEES ASSOCIATED WITH FEE-BASED FINANCIAL PLANS OR INVESTMENT ADVISORY SERVICES
The Annuity is available through investment advisors who may use it as part of a more comprehensive fee-based financial plan or may use the Annuity in connection with investment advisory services provided to you. In connection with that plan or the advisory services, your investment firm or investment advisor may offer investment advice for a fee. The fee for this advice is set by your advisor and is covered in a separate agreement between you and your advisor. We are not a party to that agreement and we have not made any independent review of your investment advisor, the agreement under which you receive investment advisory services, or the fee for those services.

PURCHASING YOUR ANNUITY
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future. We may make changes to these limitations, restrictions, and/or underwriting standards relating to our issuance of an Annuity subject to any applicable state regulatory approval and requirements. Any such changes would apply to applications received by us in Good Order after the date of the change(s) and changes to the limitations, restrictions or underwriting standards described below would be described revisions to this prospectus.
Your financial professional is required to complete annuity training before soliciting an application for an annuity product. If your annuity application is submitted before your financial professional completes the applicable annuity training requirements, your application will be returned, and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date we receive your initial Purchase Payment, described below, in Good Order and we do not have your consent to retain the Purchase Payment beyond this time, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below. You should note that our requirement to approve total Purchase Payments of $1,000,000 or more could result in your Annuity never achieving the reduction in Insurance Charge level that applies when Net Purchase Payments are $1,000,000 or more.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person(s) upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the oldest Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to your instructions you may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment to the Sub-accounts based on the proportion of Account Value in each Sub-account, excluding any Sub-accounts to which you may not choose to allocate Account Value.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. In particular, if the Defined Income Benefit or the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity, circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:

•	if we are not then offering the applicable benefit(s) for new issues;

•	if we are offering a modified version of the applicable benefit(s) for new issues; or

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if the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity and if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the death benefit amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the death benefit amount in an unintended fashion is the relative size of additional Purchase Payment(s)); or

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if the Defined Income Benefit is in effect for your Annuity and if the then currently declared Income Growth Rate or the then currently declared Income Percentage is less than the Minimum Income Growth Rate for additional Purchase Payments or the Minimum Income Percentage for additional Purchase Payments shown in the Schedule Supplement for your Defined Income Benefit; or

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s)).

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Defined Income Benefit optional living benefit or the optional Return of Adjusted Purchase Payments Death Benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Defined Income Benefit optional living benefit through additional Purchase Payments or increase the amount of the death benefit under the optional Return of Adjusted Purchase Payments Death Benefit. This would also impact your ability to make annual contributions to certain qualified Annuities.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” section for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment,” above.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant(s) and one or more Beneficiaries for your Annuity. If you are considering purchase of the Defined Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the Defined Income Benefit when you establish or change these designations. See “Optional Living Benefit-Defined Income Benefit” later in this prospectus.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person and may name a Joint Annuitant, subject to our approval, unless the Annuity is to be used as an IRA, or other "qualified investment that is given beneficial treatment under the Code. For Annuities owned by natural persons, if an Annuitant who is not the Owner predeceases the Owner before the Annuity Date, the Joint Annuitant will become the Annuitant. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590-B.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or Tax Charge deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to a DCA MVA Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable MVA with a zero “Liquidity Factor.” See “Market Value Adjustment Options” earlier in this prospectus.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program, but allocations may not be directed to the DCA MVA Options.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when the request is signed, unless otherwise specified by you, subject to our receipt of the request at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a change in Annuitant, including the removal of a Joint Annuitant, prior to the Annuity Date if the Owner is an entity;

▪	a new Joint Annuitant if the Annuity was issued as a tax-free exchange under Section 1035 of the Code and the Annuity has been in effect for less than one year;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant or Joint Annuitant for an Annuity issued to a grantor trust where the new Annuitant or Joint Annuitant, as applicable, is not the older grantor of the trust.
In general and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
If you elect the Defined Income Benefit optional living benefit for your Annuity, you will be subject to restrictions on designating the Owner, Annuitant and Beneficiary and any changes to those designations can negatively impact the benefit. Please see “Optional Living Benefit-Defined Income Benefit” later in this prospectus.
If you elect the Return of Adjusted Purchase Payments Death Benefit for your Annuity, a change of Owner (or Annuitant, if the entity is the Owner) that changes the life on which the death benefit will be determined will terminate the rider. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme

Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant or Joint Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section. The minimum transfer amount under any program is currently $100, although we will not impose that requirement with respect to the final amount to be transferred under a program.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts to which you are permitted to allocate. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”) AVAILABLE BEGINNING ON OR ABOUT FEBRUARY 24, 2020 WHEN TIME THE DEFINED INCOME BENEFIT IS NOT IN EFFECT FOR YOUR ANNUITY.
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available or in all states. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available with the Defined Income Benefit or in the States of Illinois, Iowa and Oregon.
Criteria for Participating in the Program

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If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program and Sub-accounts. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

•	You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

•	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options to the Sub-accounts in which you are invested currently in proportion to your current investment in each Sub-account , excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the PSF Government Money Market Sub-account.

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We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

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The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

•	Transfers made under this program are not subject to any MVA.

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Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 Month DCA Program in effect, but may not have a 6 Month Program running simultaneously with a 12 Month Program.

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6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

•	The minimum transfer amount is $100, except for the final amount to be transferred under the program.

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If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose and to which you are permitted to allocate . The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
This Annuity may be used where you have engaged an investment advisor to provide advice to you regarding the Annuity. That investment advisor may be a firm or person that is appropriately licensed to sell the Annuity or that is affiliated with an entity that is appropriately licensed to sell the Annuity. The investment advisor you engage to provide advice to you in connection with the Annuity for you is not acting on our behalf, but is acting on your behalf. To be eligible to take any action with respect to your Annuity, your investment advisor must follow our rules for interacting with us to take action on your Annuity. In particular, we limit the amount of the advisor’s fee that the advisor can withdraw from your Annuity (provided you have completed the required paperwork authorizing your investment advisor to do so) to a specified percentage of your Account Value. We may change the percentage limit periodically at our discretion. Currently, we do not allow advisors to request withdrawals from the Annuity to pay any portion of the investment advisor's fee when the Annuity has the Defined Income Benefit in effect. We reserve the right to change these rules at any time. Although we impose these rules, you are solely responsible for choosing a suitable investment advisor.
We do not offer advice about how to allocate your Account Value or make elections for your Annuity. We follow appropriately given instructions and direction from your investment advisor or you. As such, we are not responsible for any recommendations your investment advisor makes, any specific transfers, transactions or elections they make on your behalf.
We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, align with the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services, and if applicable, to review transaction confirmations to validate the accuracy of the advisory fee withdrawn from the Annuity (subject to the percentage limit described above).
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor’s fee, such fee deduction will be treated as a withdrawal. Regardless of whether a withdrawal is authorized by your investment advisor or you, a withdrawal from your Annuity can have many consequences, particularly if you are participating in optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor’s fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.
Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code). However, if your Annuity has an optional living benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the “qualified” retirement plans enumerated above.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your "financial professional." You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your financial professional or investment advisor under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a systematic program.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electronic transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that (1) solely involves a DCA MVA Option, or (2) involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the PSF Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as Automatic Rebalancing and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there may be owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee and any Tax Charge that applies. Unless you notify us differently as permitted, partial withdrawals are taken from each Investment Option in the same percentage that the Investment Option bears to the total Account Value. Each of these types of distributions is described more fully below.
If you have the Defined Income Benefit in effect for your Annuity, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Termination of the Defined Income Benefit” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to an MVA.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
We will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals from each Investment Option based on the percentage of your total Account Value allocated to each Investment Option at the time we pay out your withdrawal. If you have designated Investment Options and have elected a specific dollar amount which cannot be satisfied by your designated Investment Options, we will withdraw systematic withdrawals from all of your Investment Option based on the percentage of your total Account Value allocated to each Investment Option.
If you have the Defined Income Benefit in effect for your Annuity, please be advised of the current administrative rules associated with this program:

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Any withdrawal taken as part of a systematic withdrawal program will be considered a Lifetime Withdrawal and, as such will lock in your minimum Guaranteed Income Amount under the Defined Income Benefit. See “Guaranteed Income Amount” later in this prospectus for more information.

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If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will negatively impact your future Guaranteed Income Amount.

•	For a discussion of how a withdrawal of Excess Income would impact your Defined Income Benefit optional living benefit, see “Optional Living Benefit” later in this prospectus.

•	If you are taking your entire Guaranteed Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to an MVA which would be applied in determining the total amount of each withdrawal. Accordingly, when an MVA applies to systematic withdrawals under Sections 72(t)/72(s), the amount withdrawn from Account Value will be that amount necessary to provide a substantially equal periodic payment. In addition, the Account Value will be increased or decreased, as applicable, by the amount of the MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% penalty.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be affected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions ("RMDs") are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
If the Defined Income Benefit is in effect for your Annuity and you take withdrawals to meet the RMD provisions of the Code from your Annuity, you should note that:

•	As with all withdrawals, amounts withdrawn for RMDs will be considered Lifetime Withdrawals unless you designate those withdrawals as Non-Lifetime Withdrawals.

•	Withdrawals made from the Annuity during any Benefit Year to meet the RMD provisions of the Code in the amount of RMD for this Annuity as calculated by us will not be treated as Excess Income.

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Any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Benefit Years. This may include situations where you take withdrawals from the annuity to satisfy your RMD and then take additional withdrawals which, when combined, exceed the Guaranteed Income Amount.

See “Defined Income Benefit-Impact of Withdrawals” later in this prospectus.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable Tax Charge, Annual Maintenance Fee, and MVA. There is no separate surrender charge applied to this Annuity. Please see "Fees, Deductions and Charges" above for information about when a Tax Charge or Annual Maintenance Fee would be deducted from the Account Value upon surrender.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without the Defined Income Benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with the Defined Income Benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefit”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit) or optional death benefit. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under an optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law). Currently, contracts issued in Florida may be annuitized after the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you and payments will be made monthly. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option): If the Defined Income Benefit is in effect for your Annuity when annuity payments are required to begin under the terms of your Annuity or when you decide to annuitize your Annuity, you can elect one of the following two options:

(1)
apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described above); or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Designated Life, or, if the Guaranteed Income Amount is being calculated on the basis of Spousal Designated Lives, until the death of the remaining spouse. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the applicable annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

Unless you elect otherwise by the time mandatory annuity payments are to begin, we currently make equal monthly annuity payments beginning on the 1st day of the month immediately following the date that your annuity payments are set to begin as:

•	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse on the date monthly annuity payments would begin, or

•	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives is living on the date monthly annuity payments would begin.
In addition, each of the payments above will consist of 120 payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of the future Guaranteed Income Amount payments; and

(2)	the Account Value.
Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above.

OPTIONAL LIVING BENEFIT
Overview
Pruco Life offers an optional living benefit, for an additional charge, that can provide retirement income protection for Owners while they are alive. The optional living benefit, called the Defined Income Benefit, is not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the Defined Income Benefit, the additional cost for the benefit will be reflected in the value of the Sub-accounts and will ultimately reduce your Account Value. We restrict the Sub-account in which your Account Value can be invested when the Defined Income Benefit is in effect for your Annuity. See "Limitations with Optional Living Benefit" earlier in this prospectus. We reserve the right to cease offering the optional living benefit for new elections at any time. If we decide to stop offering the optional living benefit in connection with the Annuity, we will first amend this prospectus.
DEFINED INCOME BENEFIT
The Defined Income Benefit is an optional guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”) and you may change your choice of these options any time before you begin taking Lifetime Withdrawals under the benefit. Generally, if your Account Value is reduced to zero and you meet certain requirements, we make lifetime payments available based on the “Guaranteed Income Amount.” Subject to the minimum issue age for the Defined Income Benefit, you may elect the Defined Income Benefit at the time you purchase your Annuity or at any other time while the Account Value is greater than zero and before the oldest Owner of the Annuity reaches age 86 so long as we are then offering the benefit. The Designated Life or the younger of the Spousal Designated Lives, as applicable, must be at least age 45 at the time the benefit is elected and the younger of the Spousal Designated Lives must have been at least age 45 when the benefit was elected for the Annuity even if that person does not become a designated life until a later date. The date on which the benefit is added to your Annuity is called the “Benefit Effective Date” in this prospectus and benefits are measured based on “Benefit Years”. You should note that the Benefit Year will be reset following the first Lifetime Withdrawal and this reset operates differently depending on whether your contract is a tax-qualified contract or a non-qualified contract. The Defined Income Benefit has a separate charge as described below. The benefit will terminate upon specified events (see “Termination of the Benefit,” below). You can choose to terminate the benefit after the first Benefit Year. If you choose to terminate the benefit, you may not reelect it for 90 days following the termination.
The Defined Income Benefit provides a lifetime income benefit and an annuitization benefit. Under the lifetime income benefit, each Benefit Year, regardless of the impact of Sub-account performance on the Account Value, you may withdraw an amount we call the “Guaranteed Income Amount.” Once you elect to take a withdrawal of the Guaranteed Income Amount, a "Lifetime Withdrawal," such withdrawals will be available each Benefit Year until the death of the Designated Life, the simultaneous deaths of Spousal Designated Lives, or the death of the spouse who continued the Annuity and the Defined Income Benefit by spousal continuation of the Annuity under our rules regarding spousal continuation. This lifetime income benefit is subject to our rules regarding the timing and amount of withdrawals and limitations on Investment Options . Certain withdrawals can negatively impact the lifetime income benefit or cause it to terminate. Please see below under “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”
The Defined Income Benefit’s Rate Sheet Prospectus Supplement
The current Income Growth Rate and Income Percentages used to determine the initial Guaranteed Income Amount or any additional Guaranteed Income Amount created by additional Purchase Payments are disclosed in the Rate Sheet Prospectus Supplement. The applicable Rate Sheet Prospectus Supplement is attached to the prospectus you receive at the time you purchase your Annuity. If the dates on the Rate Sheet Prospectus Supplement have expired before you purchase your Annuity, we will deliver the current Rate Sheet Prospectus Supplement to you and you should review these rates before you elect the Defined Income Benefit at the time you purchase the Annuity.
Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your benefit election form must be signed and received by us in Good Order within the stated time period during which such rates will apply.
We may change the Income Growth Rate and Income Percentages periodically and will issue a new Rate Sheet Prospectus Supplement each time we do so. Each Rate Sheet Supplement we issue will supersede all previous Rate Sheet Supplements and the Income Growth Rates and Income Percentages therein. While the Defined Income Benefit is in effect for your Annuity, any Purchase Payment you make to the Annuity after it is issued will be subject to the Income Growth Rate and Income Percentages in effect on the Valuation Day we apply the Purchase Payment to your Annuity.
Description of the Lifetime Income Benefit
You are guaranteed to be able to withdraw the Guaranteed Income Amount, which can change due to withdrawals and additional Purchase Payments as described below, for the lifetime of the Designated Life (or Spousal Designated Lives) provided you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Designation and Ownership Requirements for the Defined Income Benefit” below for details regarding the Designated Life (or lives)). Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your

Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take Lifetime Withdrawals and the guarantees provided by the Defined Income Benefit are not lost if you withdraw less than the maximum allowable amount each year.
Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and reduces your Account Value to zero, your Guaranteed Income Amount would also become zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit. (In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.)
Please note that your Account Value is not guaranteed, can fluctuate, and may lose value.
Investment Limitations : When you elect the Defined Income Benefit for your Annuity, your Account Value must be fully invested in the Permitted Sub-accounts. See “Limitations with Optional Living Benefit-Permitted Sub-accounts” earlier in this prospectus for a list of the Permitted Sub-accounts.
Guaranteed Income Amount: The initial Guaranteed Income Amount is determined on the Benefit Effective Date and then appreciates, as described below, at the applicable Income Growth Rate until you take the first Lifetime Withdrawal. We refer to this appreciation as "Income Growth." The initial Guaranteed Income Amount is calculated by multiplying the Account Value on the Benefit Effective Date by the applicable Income Percentage. The applicable Income Percentage is based on the Designated Life, or the younger of the Spousal Designated Lives, on the Benefit Effective Date and, for any Additional Purchase Payments, on the Valuation Day each Additional Purchase Payment is allocated to your Annuity. If the Spousal Designated Life has been added, changed, or removed before the first Lifetime Withdrawal, we recalculate the Guaranteed Income Amount using the applicable Income Percentage(s) as described herein and in the Additional Purchase Payment section below based on the named Designated Life or younger of the Spousal Designated Lives as of the effective date of each such addition, change, or removal. If you elect the Defined Income Benefit for your Annuity, the initial Income Growth Rate and Income Percentages that apply will be contained in the Schedule Supplement we issue to you with the Defined Income Benefit Rider. Also, over time, we will maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.
After the Benefit Effective Date, the Guaranteed Income Amount will be increased due to any additional Adjusted Purchase Payments and reduced due to any Withdrawals as described in “Additional Purchase Payments” and “Impact of Withdrawals” below. (Examples of each of these adjustments to the Guaranteed Income Amount are provided at the end of this section.) Additionally, we apply Income Growth to the Guaranteed Income Amount each Valuation Day until you take the first Lifetime Withdrawal from the Annuity. Since your Guaranteed Income Amount can be decreased by Non-Lifetime Withdrawals and increased by additional Purchase Payments, the amount of the Income Growth on each Valuation Day is determined separately for your initial Guaranteed Income Amount and any additions to the Guaranteed Income Amount from additional Purchase Payments. We calculate the total Income Growth for a Valuation Day by adding the result of (1) and (2) below.
(1) The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against the initial Guaranteed Income Amount. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the initial Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. See “Impact of Non-Lifetime Withdrawals” below.)
(2) The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against any additional Guaranteed Income Amount where additional Guaranteed Income Amounts are determined as described in "Additional Purchase Payments" below. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the additional Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal.)
Income Growth increases to the Guaranteed Income Amount stop once you take the first Lifetime Withdrawal. Also, once you take the first Lifetime Withdrawal in any Benefit Year, the remaining Guaranteed Income Amount for that Benefit Year is reduced for Lifetime Withdrawals and increased for any additional Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below.
Additional Purchase Payment(s): Generally, you may make additional Purchase Payments to your Annuity while your Account Value is greater than zero subject to our approval of total Purchase Payments greater than $1,000,000, and our right to restrict future Purchase Payments in a nondiscriminatory manner, with prior notice to you. (See "Purchasing Your Annuity-Additional Purchase Payments" previously in this prospectus.) Each additional Purchase Payment will be subject to the then currently declared Income Percentages and Income Growth Rate at the time the Purchase Payment is allocated to the Annuity. You should refer to the then current Rate Sheet Supplement for the Income Percentages and Income Growth Rate in effect at any time. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudentialannuities.com.
Each additional Purchase Payment increases the Guaranteed Income Amount by an amount that is determined on the basis of the rates in effect at the time of the Purchase Payment. Specifically, additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Adjusted Purchase Payment we accept by the currently declared applicable Income Percentage as shown in the Rate Sheet Supplement in effect on the date the Purchase Payment is allocated to the Annuity ("additional Guaranteed Income Amount"). The applicable Income Percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. (If the Defined Income Benefit is in effect on a Spousal Designated Lives basis, and one of the Spousal Designated Lives dies while the benefit is in effect, we continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.) The additional Guaranteed Income Amount will appreciate each calendar day by the daily equivalent of the applicable Income Growth Rate in effect when the additional Purchase Payment is allocated to the Annuity. Your Guaranteed Income Amount is the sum of the initial Guaranteed Income Amount and any additional Guaranteed Income Amounts resulting from additional Purchase Payments as described above.
For information about potential restrictions on Purchase Payments see “Purchasing Your Annuity” above.
Impact of Withdrawals

•
Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals before your first Lifetime Withdrawal as a Non-Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. There is no limit on the number of Non-Lifetime Withdrawals you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

•
Impact of Lifetime Withdrawals on the Guaranteed Income Amount: Any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Benefit Year. Lifetime Withdrawals are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.

All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Benefit Year to exceed the Guaranteed Income Amount for that Benefit Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in your future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Benefit Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately after the withdrawal of any Guaranteed Income Amount and before the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request).
In general, withdrawals made from the Annuity during a Benefit Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section of this prospectus.
For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled “Examples of Withdrawals Under the Guaranteed Income Amount Option.”
Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not adjusted in subsequent Benefit Years even if you decide not to take a Lifetime Withdrawal in a Benefit Year or take Lifetime Withdrawals in a Benefit Year that, in total, are less than the Guaranteed Income Amount.
In the absence of your express designation of a Withdrawal as a Lifetime Withdrawal or a Non-Lifetime Withdrawal, we will process a request for a Withdrawal as a Lifetime Withdrawal. You may use the systematic withdrawal program we make available to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit).
The Defined Income Benefit does not affect your ability to take partial withdrawals under your Annuity or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value. Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.
You decide when to begin Lifetime Withdrawals. It is possible that you could pass away before electing to receive lifetime payments from the Defined Income Benefit, or you may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit before your death. However, your beneficiaries may receive a death benefit as described in this prospectus in the event of your death. Please see “Death Benefit” in the prospectus. Also, if you have not begun Lifetime Withdrawals under the Defined Income Benefit before your death, your surviving spouse will have the option to continue the Defined Income Benefit provided he/she is the Annuity’s sole primary beneficiary, opts to continue the Annuity and the benefit, and meets our rules and applicable regulatory requirements for spousal continuation.
Account Value is Reduced to Zero under the Defined Income Benefit
Once your Account Value is reduced to zero, you may not make additional Purchase Payments to your Annuity.
If your Account Value is reduced to zero while the Defined Income Benefit is in effect for your Annuity, any payments we make under the benefit will be treated as Guarantee Payments. When your Account Value is reduced to zero as a result of withdrawals in a Benefit Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment for that Benefit Year equal to any remaining Guaranteed Income Amount for the Benefit Year. In that case, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Benefit Years we make annuity payments that equal the Guaranteed Income Amount in effect at the time your Account Value is reduced to zero. We will make these payments until the death of the Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of remaining spouse who could elect and elected spousal continuation of the Annuity and the Defined Income Benefit.

If your Account Value is reduced to zero due a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity and the Defined Income Benefit terminate and we will pay no further amounts to you.
Unless you request an alternate mode of payment we make available, we make Guarantee Payments monthly. However, if the monthly Guarantee Payment you would receive is less than $100, we reserve the right to make Guarantee Payments at different intervals, and such payments will be made at least annually.
If permitted by law or upon your request in Good Order, we will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Benefit Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

•	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

•	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives are living when Guarantee Payments would begin.
We use the same basis that is used to calculate the guaranteed annuity payments in the Annuity.
In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments. Please see the “Annuity Options - Annuity Payments under the Defined Income Benefit” section below for a description of annuity options that apply under the Defined Income Benefit.
Example of Withdrawals Under the Defined Income Benefit
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

•	A new Benefit Year begins on November 1st

•	The first withdrawal is a Lifetime Withdrawal under the Defined Income Benefit

•	On October 24th of the following calendar year, a $2,500 Lifetime Withdrawal is taken from the Annuity

•	On October 29th of the same year, a $5,000 withdrawal including Excess Income is taken from the Annuity,
Example of Dollar-for-Dollar Reductions
On October 24th, the Guaranteed Income Amount is $6,000. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Benefit Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Benefit Year to $0. The remaining withdrawal amount of $1,500 proportionally reduces the Guaranteed Income Amount in future Annuity Years. (Note that if there are other future withdrawals in that Benefit Year, each would result in another proportional reduction to the Guaranteed Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio	1.31%
Guaranteed Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Guaranteed Income Amount for future Benefit Years	$5,921.40
Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not include the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

•	The Benefit Effective Date is December 3rd

•	On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000 and the Account Value is $120,000.

•	Also, on that same October 3rd, $15,000 Non-Lifetime Withdrawal is taken from the Annuity.
All guarantees associated with the Defined Income Benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$6,000.00
Less ratio of 12.5%	$750.00
Guaranteed Income Amount for future Benefit Years	$5,250.00
When determining whether your withdrawal has exceeded the Guaranteed Income Amount, we will include the amount of any applicable tax withholding. Accordingly, when you request a withdrawal amount and this amount is subject to tax withholding, the full amount distributed to you (e.g., the amount you request, plus the applicable withholding amount) will be considered against your available Guaranteed Income Amount. Any portion of the withdrawal that exceeds your available Guaranteed Income Amount would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years.
Examples-Impact of Additional Purchase Payments on Guaranteed Income Amount
Examples of the impact of additional Purchase Payment on the Guaranteed Income Amount are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the example:

•	The Benefit Effective Date is September 9th, the initial Guaranteed Income Amount is $6,250, and the Income Growth Rate applied to the initial Guaranteed Income Amount is 8.00%.

•	On March 9th of the following year the Guaranteed Income Amount has increased to $6,500, Lifetime Withdrawals have not begun, and an additional Purchase Payment of $25,000 is made to the Annuity.

•	There is one Designated Life named.
Example of Guaranteed Income Amount Increase due to Additional Purchase Payment
The current Income Percentage based on the attained age of the Designated Life is 5.00% and current Income Growth Rate is 6.00% on March 9th. The additional Purchase Payment of $25,000 is applied to the Annuity on March 9th. Following application of the additional Purchase Payment, the Guaranteed Income Amount available for withdrawal is increased to $7,750 as of March 9th. This is the result of an increase to Guaranteed Income Amount of 5.00% of the additional Purchase Payment of $25,000 (5% of $25,000 = $1,250 of additional Guaranteed Income Amount).
Example of Increase to Guaranteed Income Growth due to Additional Purchase Payment
Continuing the previous example, as noted above, the annual Income Growth Rate on the $6,500 Guaranteed Income Amount is 8.00%. That portion of the Guaranteed Income Amount will increase by $500 each year (8% of $6,500 = $500) until the first Lifetime Withdrawal, assuming no Non-Lifetime Withdrawals. When the additional Purchase Payment of $25,000 is made on March 9th and increases the Guaranteed Income Amount by $1,250, the current Income Growth Rate of 6.00% will apply to this increase in the Guaranteed Income Amount. As a result, that additional Guaranteed Income Amount of $1,250 will increase by $75 each year (6% of $1,250 = $75) until the first Lifetime Withdrawal assuming no Non-Lifetime Withdrawals.

Here is the calculation:

Guaranteed Income Amount before additional Purchase Payment	$6,500.00
Additional Purchase Payment	$25,000.00
Current Designated Life Income Percentage	5.00%
Additional Guaranteed Income Amount	$1,250.00
New Guaranteed Income Amount	$7,750.00

Annual Income Growth before additional Purchase Payment	$500.00
Current Income Growth Rate	6.00%
Additional annual Income Growth	$75.00
New Annual Income Growth	$575.00
Other Important Considerations

•
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after the Benefit Effective Date, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your financial professional or investment advisor when it may be appropriate for you to begin taking Lifetime Withdrawals.

•
The current annualized charge for the Defined Income Benefit is 0.80% assessed against your assets in the Sub-accounts. You will begin paying this charge on the Benefit Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. After the third anniversary of the Benefit Effective Date, we may increase the charge for the Defined Income Benefit. You will have an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Guaranteed Income Amount will be reduced by 5% as of the next anniversary of the Benefit Effective Date. Please see “Fees, Charges and Deductions” earlier in this prospectus for more information on the “opt out” process.

•	If you elect this benefit after your Annuity is issued, or terminate and later re-elect this benefit, you may be required to reallocate to the Sub-accounts we are then offering with the benefit.

•
If Sub-account allocation requirements apply while the benefit is in effect, your Account Value will remain in the required Sub-accounts after termination of the benefit until you instruct us otherwise.

•	Any death benefit under the Annuity will terminate if your Account Value is reduced to zero by withdrawals taken under the Defined Income Benefit.
Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Designated Life, or at least one of the Spousal Designated Lives, as applicable is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Designated Life or at least one of the Spousal Designated Lives, as applicable. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.
Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Designated Life or the Spousal Designated Life.
Termination of the Defined Income Benefit
The benefit and any payments to be made thereunder automatically terminate upon the first to occur of the following:

(i)	your surrender of the Annuity;

(ii)	your elective termination of the benefit after the first Benefit Year while the Account Value is greater than zero (you must wait 90 days to re-elect the benefit after you choose to terminate it);

(iii)	our receipt of Due Proof of Death of the Decedent if Lifetime Withdrawals have not begun, unless spousal continuation occurs;

(iv)	our receipt of Due Proof of Death of the Designated Life if Lifetime Withdrawals have begun on a Designated Life basis;

(v)	our receipt of Due Proof of Death of the surviving Spousal Designated Life if the Defined Income Benefit had been continued;

(vi)
we process a request to change any designation of the Annuity that either results in a violation of the "Owner, Annuitant and Beneficiary Designations" section of this prospectus, or is a change that is not permitted under our rules than in effect;

(vii)	you first allocate or transfer any portion of your Account Value to any Investment Options which are not permitted for use with the Defined Income Benefit at the time of the allocation or transfer;

(viii)
any portion of your Account Value is transferred to begin annuity payments (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(ix)	the Account Value and the Guaranteed Income Amount are zero;

(x)
Guarantee Payments become payable if: a) the Designated Life is not living as of that date and Lifetime Withdrawals have begun on a Designated Life basis or b) neither of the Spousal Designated Lives are living as of that date and Lifetime Withdrawals have begun on a Spousal Designated Life basis;

(xi)	the date of death of the Designated Life if it occurs after Guarantee Payments have begun on a Designated Life basis;

(xii)	the date of death of the last surviving Spousal Designated Life if it occurs after Guarantee Payments have begun on a Spousal Designated Life basis.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½. For a Tax-Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
DESIGNATION AND OWNERSHIP REQUIREMENTS FOR THE DEFINED INCOME BENEFIT
Subject to its terms and conditions, the Defined Income Benefit provides for Lifetime Withdrawals and Guarantee Payments on either a Designated Life or a Spousal Designated Lives basis. We will issue the benefit on a Designated Life basis unless you name a Spousal Designated Life when you purchase the benefit for your Annuity. You can add or change the Spousal Designated Life before the first Lifetime Withdrawal and may be able to change the Designated Life (in the event of divorce) as described below. If you choose to change the Spousal Designated Life after the Benefit Effective Date (or a change to the Designated Life occurs as a result of divorce) and such change is allowed under our rules, the change will be effective on the Valuation Day we receive your request for the change at our Service Center in Good Order and we will provide you with acknowledgment of the change. If there is no Spousal Designated Life named at the time you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while the Designated Life is still living. If Spousal Designated Lives are named when you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while at least one spouse named as a Spousal Designated Life is still living.
Requirements for the Defined Income Benefit on a Designated Life basis:
Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Designated Life. If two Owners are named, one of the Owners must be the Annuitant and that person will also be the Designated Life. The other Owner must be the spouse of the Designated Life and, while the Owners are alive, they must be named each other’s sole primary beneficiary for the Annuity. If the Owner is an entity that we permit, the Annuitant must be the Designated Life.
If the natural person who was then identified on our records as the Designated Life dies, the Defined Income Benefit terminates as of our receipt of Due Proof of Death of the Designated Life unless the Annuity and the benefit are eligible for spousal continuation and such continuation is elected by the surviving spouse. A surviving spouse who can continue the Annuity under spousal continuation can only continue the Defined Income Benefit if Lifetime Withdrawals had not begun at the time of the death of the Designated Life. If spousal continuation is available and elected, the surviving spouse becomes the Designated Life and no further changes in the Designated Life can be made.
Requirements for the Defined Income Benefit on a Spousal Designated Life Basis:
Spousal Designated Lives: Such persons must be each other’s Spouse on the date the benefit is elected with Spousal Designated Lives or when a spouse is added to the benefit if allowed under our rules. If the Owner is a natural person, he/she must be the Annuitant, and will also be the Designated Life. The spouse of the Designated Life will be the Spousal Designated Life and the Designated Life’s sole primary Beneficiary for as long as the Designated Life is alive. If two Owners are named, one Owner must be the Annuitant and will also be the Designated Life. The other Owner must be the spouse of the Designated Life and will be the Spousal Designated Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, a Spousal Designated Life can only be named if the Defined Income Benefit is in effect for the Annuity and the Annuity is eligible for spousal continuation by the surviving spouse of the Annuitant under the law and our rules at the time of the Annuitant’s death. When a natural person who was then identified on our records as the Designated Life dies and a Spousal Designated Life is named, except as stated below, the surviving spouse will become the Designated Life as of the deceased spouse’s date of death. Where the surviving spouse chooses to receive the Death Benefit under the Annuity and chooses not to continue the Annuity under spousal continuation, if eligible, the surviving spouse would not become the Designated Life and, instead, the benefit would terminate. Until Lifetime Withdrawals begin, the Spousal Designated Life may be changed, subject to our acceptance.

Effect of Divorce on the Defined Income Benefit
The Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage. When an Annuity is owned by two Owners and the divorce of the Owners results in removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the former spouse who is the joint Owner can elect to become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Spousal Designated Life Income Percentage(s) based on the age of the younger of the new Designated Life and Designated Life on the Benefit Effective Date. This change in Designated Life would become effective upon our acceptance of the form we require at our Service Center in Good Order.
In the event of the divorce of the Spousal Designated Lives, and the resulting removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the Spousal Designated Life becomes the Owner (or Annuitant if the Annuity is entity owned) and can choose to continue or terminate the Defined Income Benefit. If the benefit is continued, the new Owner (or Annuitant if entity owned) will become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Income Percentage(s) based on the younger of the Spousal Designated Lives named under the benefit immediately prior to the divorce. A new Spousal Designated Life may not be named. If the divorce occurs after the first Lifetime Withdrawal, the Guaranteed Income Amount in effect prior to the divorce does not change and Guarantee Payments will be made only until the death of the new Designated Life.
If you are considering purchase of the Defined Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the Defined Income Benefit when you establish or change these designations. See “Setting Up Your Annuity” previously in this prospectus for information about the roles of each of these parties in the Annuity.
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
You should note that changes in the Owner, Annuitant or Beneficiary can terminate the Defined Income Benefit. You should carefully consider whether to purchase the Defined Income Benefit if you anticipate changing the Owner/Annuitant designations after the Benefit Effective Date.
While the Defined Income Benefit is in Effect
If you have the Defined Income Benefit on a Designated Life basis, any change of the Annuitant under the Annuity will terminate the Defined Income Benefit, except as described above in cases of divorce, and the benefit cannot be re-elected unless the Annuity again meets our requirements for Owner, Annuitant and Beneficiary designations. Similarly, any change of Owner will terminate the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Defined Income Benefit with Spousal Designated Lives, a change to the Owner or Annuitant will terminate the Defined Income Benefit in all cases, except as follows: (a) in the case of a contract with two Owners who are each other’s spouse, if one Owner dies and the surviving owner is eligible to continue the Annuity and elects to continue the Annuity and the benefit, (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner, or (c) the Owner or Annuitant for an entity-owned Annuity is changed due to divorce as described above. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the Annuity and the benefit may not be eligible to be continued upon the first death of a Spousal Designated Life. Accordingly, the Defined Income Benefit would then terminate upon the death of the Owner (or Annuitant if the Annuity is owned by an entity).
If the Defined Income Benefit Terminates
If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus will lose the ability to withdraw the Guaranteed Income Amount. The Defined Income Benefit charge will no longer be included in the Insurance Charge for your Annuity after the benefit terminates. However, we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant or Joint Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants for the Annuity. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Insurance Charge and any charges for any optional benefits and is subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the PSF Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the PSF Government Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and charges for any optional benefits and subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking Excess Withdrawals under the Defined Income Benefit).
The Annuity offers an optional death benefit, the Return of Adjusted Purchase Payment Death Benefit, that can be purchased for an additional charge. See “Optional Death Benefit-Charge for Return of Adjusted Purchase Payment Death Benefit” below for further information. Notwithstanding any additional protection provided under the optional death benefit, the additional cost will be reflected in the value of the Sub-accounts thereby reducing your Account Value.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the basic Death Benefit, which is the Account Value on the date we receive Due Proof of Death even if you have paid for the optional death benefit.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
BASIC DEATH BENEFIT
The Annuity provides a death benefit at no additional charge. The amount of the death benefit, referred to as the "basic death benefit" in the Annuity, is your Account Value on the date we receive Due Proof of Death.

OPTIONAL DEATH BENEFIT-Return of Adjusted Purchase Payments Death Benefit
For an additional charge, the Annuity provides an optional death benefit called the Return of Adjusted Purchase Payments Death Benefit. This optional death benefit may only be elected at the time you purchase the Annuity or within the first 30 days following the Issue Date, or, when the Annuity is continued under spousal continuation, within the first 30 days following the date the spouse becomes the Owner of the Annuity. Once elected, you cannot elect to cancel the benefit; however, the benefit may terminate under certain circumstances, including if certain changes are made to the Owner or Annuitant. Please see “Termination of the Optional Death Benefit” below.
Calculation of the Return of Adjusted Purchase Payments Death Benefit Amount
The amount of the death benefit under the Return of Adjusted Purchase Payments Benefit is equal to the greater of:

(a)	the basic death benefit described above, which is the Account Value on the date we receive Due Proof of Death; and

(b)
the sum of all Adjusted Purchase Payments you have made since the Issue Date until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal.

Termination of the Optional Death Benefit
The Optional Return of Purchase Payments Death Benefit can terminate and cannot be re-elected. In the event of such a termination, if a Death Benefit is then available under the terms of the Annuity, the basic Death Benefit will apply.
The Optional Return of Purchase Payments Death Benefit will terminate upon the first to occur of the following events:

(i)	we determine the Annuity’s Death Benefit upon death of the decedent, unless the Annuity continues through Spousal Continuation;

(ii)
we process a request to change the Owner(s) (or Annuitant, if an entity is the Owner) more than 60 days after the Benefit Effective Date that changes the decedent, other than when the Annuity is jointly owned and one of the Owners remains the Owner;

(iii)	we process an assignment of the Annuity;

(iv)	you begin Annuity Payments or reach the Annuity Date when the Annuity has Account Value;

(v)	we receive your request for full surrender, or the Annuity otherwise terminates;

(vi)	your Account Value reduces to zero;

(vii)	you first allocate or transfer any portion of your Account Value to any Investment Options to which you are not permitted to electively allocate or transfer Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death benefit becoming payable, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. Any such election is subject to our rules and applicable law. If an Annuity that had the Return of Adjusted Purchase Payments Death Benefit in effect is continued by the surviving spouse, the Unadjusted Account Value will be set at the Return of Adjusted Purchase Payments Amount calculated as described above. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts in which there is Account Value in accordance with the proportion of investment in each Sub-account to which investment is then permitted.
If the Annuity is continued by the surviving spouse, the new Owner may continue or elect to add the Return of Adjusted Purchase Payments Death Benefit on the Annuity if we are then continuing to offer that optional death benefit for new or continued contracts and the new Owner has not reached the Latest Annuity Date. The charge applicable to the Return of Adjusted Purchase Payment Benefit in this case will be the then current charge which may be different from the charge that applied when the Return of Adjusted Purchase Payments Death Benefit was first elected for the Annuity.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date at the time of spousal continuation. However, upon such a spousal continuance, annuity payments would begin immediately.
See “Managing Your Annuity-Spousal Designations” for information regarding a same sex surviving spouse’s ability to continue ownership of the Annuity. Please consult your tax or legal advisor for more information.
Your Annuity may only be continued under the spousal continuation provision once.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “five-year deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment or as a series of required distributions as permitted by then current applicable regulations and the death benefit distribution options we provide at the time the Death Benefit becomes payable.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified five-year deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified five-year deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪
If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified five-year deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified five-year deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪
If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax adviser.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for (1) the Insurance Charge, (2) the Defined Income Benefit optional living benefit and/or the Return of Adjusted Purchase Payment Death Benefit if in effect for your Annuity, and (3) the Fund Access Charge, if you have amounts allocated to the Sub-accounts for which we impose that charge. See "Investment Options-Fund Access Charge" for a list of those Sub-accounts.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, the charges for any optional living benefits and any optional death benefits, and the Fund Access Charge . The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase

Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Guaranteed Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any death benefit claims from the separate account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an Annuity Payout Option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2019 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $56,000 in 2019, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2019, this limit is $280,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,000 in 2019 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,000 in 2019. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Guaranteed Income Amount) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2018, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the DCA MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.30% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2018, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000 to $711,431.63. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Automatic Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of other annuity and life insurance products issued by Pruco Life and certain of its affiliates, and the AST and PSF Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). PAD's affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuity to Firms. Because the Annuity offered through this prospectus is an insurance product as well as a security, all registered representatives who sell the Annuities are also appointed as insurance agents of Pruco Life.
No commissions are paid to Firms on sales of the Annuity. However, Firms or their representatives may charge you an investment advisory or similar fee under an agreement you have with the Firm in connection with investment advice they provide that includes advice about this Annuity. Neither Pruco Life nor PAD are a party to or have responsibility for the agreement you have for such investment advice. Firms providing such advisory services are acting solely on your behalf. Neither Pruco Life nor PAD offer advice to you regarding how your Account Value should be allocated. Neither Pruco Life nor PAD is responsible for any investment advice provided to you by a Firm or its representatives nor do either endorse or make any representations as to the Firms’ or their representatives’ qualifications.
The Firm or its representatives determine the amount of the advisory fee that will be charged, and this amount will vary from Firm to Firm. You pay the Firm or your investment advisor directly for these services and the contract does not allow your investment advisor to take the investment advisory fee from the Annuity other than through withdrawals. See “Authorization of a Third Party Investment Advisor To Manage My Account” earlier in this prospectus for information about our requirements for allowing investment advisors to request withdrawals and important information about the effects of withdrawals on the Annuity.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2018) received compensation with respect to our annuity business generally during 2018 (or as to which a payment amount was accrued during 2018). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. The Annuity may also be distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2018 retrospective depiction. During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28. The Annuity was not available for sale in 2018. Accordingly, the Firms and Entities listed below did not receive compensation associated with the Annuity in 2018.
All of the Firms and Entities listed below received non-cash compensation during 2018. In addition, Firms in bold also received cash compensation during 2018.

1st Global Capital Corp.	Financial Security Management, Inc.	Park Avenue Securities, LLC
Advisor Group	First Citizens Bank	Parkland Securities
Aegon Transamerica	First Financial Services	People's Securities
Afore Met Life	First Heartland Capital, Inc.	PEPCO Holdings
AFS Brokerage, Inc.	First Protective Insurance Group	PIMCO
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PlanMember Securities Corp.
AIG Advisor Group	Foresters Equity Services Inc.	PNC Bank
Allegheny Investments LTD.	Fortune Financial Services, Inc.	PNC Investments, LLC
Allegis Insurance Agency, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Allen & Company of Florida, Inc.	Franklin Square Capital Partners	Principal Financial Group
Alliance Bernstein L.P.	Franklin Templeton	ProEquities
Allianz	FSC Securities Corp.	Prospera Financial Services, Inc.
Allstate Financial Srvcs, LLC	Garden State Securities, Inc.	Prudential Annuities
ALPS Distributors, Inc.	GCG Financial	Purshe Kaplan Sterling Investments
AMERICAN PORTFOLIO FIN SVCS INC	Geneos Wealth Management, Inc.	Questar Capital Corporation
Ameritas Investment Corp.	Goldman Sachs & Co.	Raymond James Financial Svcs
Anchor Bay Securities, LLC	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
Annuity Partners	H. Beck, Inc.	RCM&D Inc.
AON	H.D. Vest Investment	Resource Horizon Group, LLC
AQR Capital Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arete Wealth Management	Harbour Investment, Inc.	RNR Securities, L.L.C.
Arlington Securities, Inc.	Hornor, Townsend & Kent, Inc.	Robert W. Baird & Co., Inc.
Astoria Federal Savings	HSBC	Royal Alliance Associates
AXA Advisors, LLC	Independent Financial Grp, LLC	SA Stone Wealth Management
Ballew Investments	Individual Client	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Infinex Financial Group	Sammons Securities Co., LLC
Bank of the West	Insured Retirement Institute	Santander
BB&T Investment Services, Inc.	Intervest International	Saxony Securities, Inc.
BBVA Compass Investment Solutions, Inc.	Invest Financial Corporation	Schroders Investment Management
BCG Securities, Inc.	Investacorp	Scott & Stringfellow
Berthel Fisher & Company	Investment Professionals	Securian Financial Svcs, Inc.
BlackRock Financial Management Inc.	J.J.B. Hilliard Lyons, Inc.	Securities America, Inc.
BOSC, Inc.	J.P. Morgan	Securities Service Network
Broker Dealer Financial Services	J.W. Cole Financial, Inc.	Sigma Financial Corporation
Brokers International	Janney Montgomery Scott, LLC.	Signator Investors, Inc.
Cadaret, Grant & Co., Inc.	Jennison Associates, LLC	SII Investments, Inc.
Calton & Associates, Inc	Jennison Dryden Mutual Funds	Sorrento Pacific Financial LLC
Cambridge Advisory Group	John Hancock	Specialized Schedulers
Cambridge Investment Research, Inc.	Kestra Financial, Inc.	Sterling Monroe Securities, LLC
CAPE SECURITIES, INC.	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Capital Analysts	KMS Financial Services, Inc.	Strategic Advisors, Inc.
Capital Financial Services	Kovack Securities, Inc.	STRATEGIC FIN ALLIANCE INC
Capital Investment Group, Inc.	LANC	Summit Brokerage Services, Inc
Capitol Securities Management, Inc.	LaSalle St. Securities, LLC	Sunbelt Business Advisors
Castle Rock Investment Company	LAX-Prudential	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	Legg Mason	Sunset Financial Services, Inc
Cetera Advisor Network LLC	Lewis Financial Group, L.C.	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Lincoln Financial Advisors	SWBC Investment Services
Cetera Investment Services	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lincoln Investment Planning	TFS Securities, Inc.

CHAR	Lion Street	The Investment Center
Citigroup Global Markets Inc.	LPL Financial Corporation	The O.N. Equity Sales Co.
Citizens Bank and Trust Company	M and T Bank Corporation	The Prudential Insurance Company of America
Citizens Securities, Inc.	M Holdings Securities, Inc	The Strategic Financial Alliance Inc.
Client One Securities LLC	Mass Mutual Financial Group	Touchstone Investments
CMDA	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
COMERICA SECURITIES, INC.	MFS	Triad Advisors, Inc.
Commonwealth Financial Network	MML Investors Services, Inc.	Trustmont Financial Group, Inc.
Comprehensive Asset Management	Money Concepts Capital Corp.	UBS Financial Services, Inc.
Coordinated Capital Securities Inc	Morgan Stanley Smith Barney	Umpqua Investments
COPA	Mountain Development	United Planners Fin. Serv.
Country Financial	Mutual of Omaha Bank	US Bank
Craig Schubert	National Planning Corporation	USA Financial Securities Corp.
Creative Capital	National Securities Corp.	VALIC Financial Advisors, Inc
Crescent Securities Group	Neuberger Berman	VOYA Financial Advisors
Crown Capital Securities, L.P.	Newbridge Securities Corp.	WADDELL & REED INC.
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	WAYNE HUMMER INVESTMENTS LLC
CUSO Financial Services, L.P.	NFP (National Financial Partners Corporation)	Wellington Asset Mgt.
David Lerner and Associates	NOCA	Wells Fargo Advisors LLC
Eaton Vance	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Edward Jones & Co.	Omnivest, Inc.	Wells Fargo Investments LLC
Equity Services, Inc.	OneAmerica Securities, Inc.	WFG Investments, Inc.
Fidelity Investments	OPPENHEIMER & CO, INC.	Wintrust Financial Corporation
Fifth Third Securities, Inc.	Pacific Life Insurance Company	Woodbury Financial Services
Financial Planning Consultants	Packerland Brokerage Svcs, Inc	World Equity Group, Inc.
The Firms listed below received cash compensation during 2018 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
BB&T Investment Services, Inc.
M Holdings Securities, Inc
Mutual Service Corporation
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information. The financial statements of the Separate Account include information about all contracts offered through the Separate Account. The financial statements of Pruco Life should be considered only as bearing on the Company’s ability to meet its contractual obligations under the contract and do not bear on the future investment experience of the assets held in the Separate Account.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
Connecticut	The Liquidity Factor used in the DCA MVA formula equals zero (o).
Florida	Annuitization available after one year
Illinois	6 and 12 Month DCA Options are not available.
Iowa	6 and 12 Month DCA Options are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	The Liquidity Factor used in the DCA MVA formula equals zero (o).
Oregon	6 and 12 Month DCA Options are not available.

A-1

APPENDIX B-DCA MVA FORMULA

MVA Formula For 6 or 12 Month DCA MVA Options
The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.
The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:
The MVA factor is equal to:
[(1+I)/(1+J+K)] ^(N/12)
where:

I =
the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J =
the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.

B-1

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (AUGUST 19, 2019, [AS AMENDED DECEMBER 31, 2019])

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
titled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

PMYROCKADVPROS

PMYROCKADVPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
August 19, 2019, [ as amended December 31, 2019]
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential MyRockSM Advisor Variable Annuity contract (the "Annuity") is an individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000 or more. Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prudential MyRockSM Advisor Variable Annuity Prospectus dated August 19, 2019, [ as amended December 31, 2019] . To obtain a copy of the Prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
[TO BE FILED BY AMENDMENT]
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $739,108,837.11, $633,385,857.43 and $708,725,705.69 in 2018, 2017, and 2016, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life will pay cash compensation, other than commissions, to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer. Commissions are not paid for the sale of this Annuity.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2018) received payment with respect to annuity business during 2018 (or as to which a payment amount was accrued during 2018). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

2

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any optional benefit then in effect for the Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period , and for any Sub-account to which the Fund Access Charge applies, the Fund Access Charge.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one. Because this Annuity is new, we include no historical unit values here.

3

HISTORICAL INCOME GROWTH RATES AND INCOME RATE PERCENTAGES

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between August 19, 2019 and November 14, 2019 .*
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after November 15, 2019 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
7.00 % annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.85%	3.35%	66	6.05%	5.55%
46	4.00%	3.50%	67	6.10%	5.60%
47	4.10%	3.60%	68	6.10%	5.60%
48	4.25%	3.75%	69	6.15%	5.65%
49	4.40%	3.90%	70	6.20%	5.70%
50	4.45%	3.95%	71	6.30%	5.80%
51	4.55%	4.05%	72	6.35%	5.85%
52	4.65%	4.15%	73	6.45%	5.95%
53	4.80%	4.30%	74	6.50%	6.00%
54	4.90%	4.40%	75	6.60%	6.10%
55	5.00%	4.50%	76	6.65%	6.15%
56	5.10%	4.60%	77	6.70%	6.20%
57	5.20%	4.70%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.85%	6.35%
59	5.35%	4.85%	80	6.90%	6.40%
60	5.45%	4.95%	81	7.00%	6.50%
61	5.55%	5.05%	82	7.10%	6.60%
62	5.65%	5.15%	83	7.20%	6.70%
63	5.80%	5.30%	84	7.30%	6.80%
64	5.90%	5.40%	85	7.40%	6.90%
65	6.00%	5.50%

4

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)	Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) [TO BE FILED BY AMENDMENT].

(2)	Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) [TO BE FILED BY AMENDMENT].

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)	Agreements for custody of securities and similar investments-Not Applicable.

(3)(a)	Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b)(1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b)(2)	List of Broker Dealers selling under original Selling Agreement. (Note 7)

(b)(3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 7)

(4)(a)	Individual Flexible Premium Deferred Variable Annuity Contract (ICC19-P-VA/IND (6/19)) and schedule pages (ICC19-P-VA/IND-DCD (6/19)). (Note 11)

(4)(b)	Lifetime Income Rider (ICC19-P-RID-LI (6/19)) (Note 11)

(4)(c)	Lifetime Income Schedule Supplement (ICC19-P-SCH-LI (6/19)) (Note 11)

(4)(d)	Return of Adjusted Purchase Payments Death Benefit Rider (ICC19-P-RID-ROP (6/19)) (Note 11)

(4)(e)	Return of Adjusted Purchase Payments Death Benefit Schedule Supplement (ICC19-P-SCH-ROP (6/19)) (Note 11)

(4)(f)	Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 10)

(4)(g)	Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 10)

(4)(h)	Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 10)

(4)(i)	Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 10)

(4)(j)	403(b) Annuity Endorsement (P-END-403 (2/10). (Note 10)
(4)(k)    Beneficiary Annuity Endorsement P-ENDBENE (2/10). (Note 10)
(4)(l)    Market Value Adjustment Option Rider P-RID-MVA (2/10). (Note 10)
(4)(m)    Market Value Adjustment Option Schedule Supplement P-SCH-MVA (2/10). (Note 10)
(4)(n)    Dollar Cost Averaging Program Rider P-RID-DCA (2/10). (Note 10)
(4)(o)    Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (2/10). (Note 10)
(4)(p)    Form of Fund Access Charge Rider. [TO BE FILED BY AMENDMENT]

5(a)	Application for MyRock Advisor Individual Variable Annuity (ICC19-P-VA-APP (6/19)) (Note 11)

(6)(a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(6)(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Combination Coinsurance and Modified Coinsurance Agreement between Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation (portions redacted). (Note 11)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(8)(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. (Note 6)

(8)(b)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. (Note 8)

(8)(c)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. (Note 9)

(8)(d)
Fund Participation Agreement dated October 1, 2019 among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC and Pruco Life Insurance Company. (Note 1)

(8)(e)
First Amendment to Fund Participant Agreement effective as of October 15, 2019, by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. (Note 1)

(8)(f)
3rd Amendment to Participation Agreement effective as of October 1, 2019, by and among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, Fidelity Distributors Corporation and Pruco Life Insurance Company. (Note 1)

(8)(g)	Participation Agreement dated September 30, 2019, by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and Pruco Life Insurance Company. (Note 1)

(8)(h)
Amendment No. 9 dated October 1, 2019, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. (Note 1)

(8)(i)
Fund Participation Agreement dated October 9, 2019, among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Pruco Life Insurance Company. (Note 1)

(8)(j)	Shareholder Information Agreement. (Note11)

(9)	Opinion of Counsel. (Note 11)

(10)	Written Consent of Independent Registered Public Accounting Firm. (To be filed by amendment)

(11)	All financial statements omitted from Item 23, Financial Statements-Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:
(a) Caroline A. Feeney (Note 11)
(b) Salene Hitchcock-Gear (Note 11)
(c) Christine Knight (Note 11)
(d) Kent D. Sluyter (Note 11)
(e) Candace J. Woods (Note 11)
(f) John Chieffo (Note 11)

(g) Nandini Mongia (Note 11)
(Note 1)    Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 15, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 9) Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184888, filed April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note 11) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Kent D. Sluyter One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 15, 2019, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of August 31, 2019, there were 0 Qualified contract owners and 0 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:
(c) Commissions received by PAD during 2018 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$739,108,837.11	$0	$0	$0
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Representation to be Filed by Amendment. [Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.]

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the City of Newark and the State of New Jersey on this 17th day of October 2019.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer
SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Kent D. Sluyter*	Director, President and Chief Executive Officer	October 17, 2019
Kent D. Sluyter
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	October 17, 2019
John Chieffo
Christine Knight*	Director	October 17, 2019
Christine Knight
Nandini Mongia*	Director	October 17, 2019
Nandini Mongia
Candace J. Woods*	Director	October 17, 2019
Candace J. Woods
Salene Hitchcock-Gear*	Director	October 17, 2019
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	October 17, 2019
Caroline A. Feeney

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(8)(d)
Fund Participation Agreement dated October 1, 2019 among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC and Pruco Life Insurance Company.

(8)(e)
First Amendment to Fund Participant Agreement effective as of October 15, 2019, by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

(8)(f)
3rd Amendment to Participation Agreement effective as of October 1, 2019, by and among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, Fidelity Distributors Corporation and Pruco Life Insurance Company.

(8)(g)	Participation Agreement dated September 30, 2019, by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and Pruco Life Insurance Company.

(8)(h)
Amendment No. 9 dated October 1, 2019, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company.

(8)(i)
Fund Participation Agreement dated October 9, 2019, among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Pruco Life Insurance Company.